As filed with the Securities and Exchange Commission on July 23, 2003.

                                                  Registration No. 333-_________


--------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No. ___       [  ] Post-Effective Amendment No. ___
                        (Check appropriate box or boxes)
--------------------------------------------------------------------------------

Exact Name of Registrant as                      Area Code and Telephone Number:
Specified in Charter:

EASTERN POINT ADVISORS FUNDS TRUST               (800) 949-1422

Address of Principal Executive Offices (Number, Street, City, State, Zip Code):

                          230 BROADWAY EAST, SUITE 203
                       LYNNFIELD, MASSACHUSETTS 01940-2320

Name and Address of
Agent for Service:                                         With copies to:
Theodore E. Charles, President        C. David Weller, Esq.              Fredrick G. Lautz, Esq.
Investors Capital Corporation         One Harbour Place, Suite 115       Quarles & Brady LLP
230 Broadway East, Suite 203          Portsmouth, NH 03801               411 East Wisconsin Avenue
Lynnfield, MA  01940-2320                                                Milwaukee, WI 53202

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

     It is proposed that this filing will become effective on August 22, 2003, pursuant to Rule 488.

     Title of Securities Being Registered: Shares of beneficial interest of the Eastern Point Advisors Twenty Fund, a series of the Registrant.

================================================================================

     The Registrant has previously registered an indefinite number of its shares pursuant to Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is due in reliance on Section 24(f).

================================================================================

                            [AVALON FUND LETTERHEAD]

                                                                 August __, 2003

Dear Avalon Capital Appreciation Fund Shareholder:

     I am writing to you about a matter of primary importance to all of our Avalon Capital Appreciation Fund shareholders. We have appreciated the confidence you have placed in us and your support of the Avalon Fund. However, we believe that your interests would be better served if the Avalon Fund would combine with and become a part of the Eastern Point Advisors Twenty Fund (the "Eastern Point Fund"), a series of Eastern Point Advisors Funds Trust, in a transaction structured as a tax-free reorganization.

     Although the Avalon Fund's performance got off to a strong start, the management strategy and style of Navellier Management, Inc., the Avalon Fund's subadviser, has been out of favor in the market conditions that have persisted over the past two and one-half to three years. We do not anticipate that these conditions will change drastically in the near term, and we have lost confidence in the potential for Navellier Management's investment strategy and program to yield acceptable returns.

     The Avalon Fund's disappointing performance has frustrated our ability to attract and retain assets and to achieve a profitable size. In fact, the Avalon Fund's assets have declined from a high of over $7.2 million in August of 2000, to $2.5 million at June 30, 2003, and the Fund has experienced net redemptions in recent months. Questar Capital Corporation, as the investment adviser and distributor of the Avalon Fund, has been financially subsidizing the Avalon Fund since it started operations in 1998. Since January 1, 2003, that subsidy has averaged approximately $10,200 per month. Questar has indicated that it is unwilling to continue subsidizing the Fund indefinitely into the future, especially in light of the new regulatory burdens that have been placed on public companies, including mutual funds, in the wake of Enron, WorldCom and similar corporate financial scandals.

     With Questar's assistance, the Board considered alternatives, including working with Navellier Management to revamp the Avalon Fund's investment strategy and program, selecting a new subadviser skilled in a more promising investment strategy and program, combining the Avalon Fund with a fund that has a comparable objective and a prospect for stronger future performance, or liquidating and discontinuing the Avalon Fund. For reasons discussed in more detail in the accompanying proxy statement and prospectus, the Avalon Board ultimately determined the interests of the Fund shareholders would best be served by the proposed reorganization with the Eastern Point Fund.

     The investment objective of the Eastern Point Fund is substantially the same as the objective of the Avalon Fund, in that the Eastern Point Fund seeks long-term growth of capital. However, rather than limiting its investments to small and mid-cap companies like the Avalon Fund, the Eastern Point Fund seeks to achieve its objective by investing in the common stocks of a group of 20 to 30 companies that its investment adviser believes have strong earnings growth potential, without regard to the size of the companies. Presently, the Eastern Point Fund's investments emphasize the health care and pharmaceutical industries, as opposed to the technology and communications emphasis that has characterized the Avalon Fund.

     While the operating expense ratio of the Eastern Point Fund is somewhat greater than that of the Avalon Fund, management of the Eastern Point Fund anticipates that future growth in assets, including the addition of the assets of the Avalon Fund that would result from the reorganization, will allow the Eastern Point Fund to realize some economies of scale and potentially reduce its expense ratio over time. Moreover, even with its higher expense ratio, the Eastern Point Fund's total return to shareholders over recent periods has substantially exceeded that of the Avalon Fund.

     The attached proxy statement and prospectus describes and seeks your approval of an Agreement and Plan of Reorganization (the "Agreement") involving the Eastern Point Fund and the Avalon Fund, and explains the similarities and differences between the two Funds. As a result of the reorganization proposed in the Agreement, substantially all of the assets and stated liabilities of the Avalon Fund would be transferred to the Eastern Point Fund, and you would receive shares of the Eastern Point Fund in exchange for your Avalon Fund shares. Immediately following the reorganization, the dollar value of your account would be the same as it was immediately before the reorganization. You would not recognize any gain or loss for federal income tax purposes on the exchange.

     The Eastern Point Fund offers two classes of shares, including Class C shares which would be issued to Avalon Fund shareholders in the reorganization. Like the Avalon Fund shares, Class C shares of the Eastern Point Fund have a 1% 12b-1 fee. While the Eastern Point Fund Class C shares have no front-end sales charge, they do carry a contingent deferred sales charge if a shareholder redeems shares within one year of purchase. This contingent deferred sales charge would be waived with respect to any Class C shares of the Eastern Point Fund issued to Avalon Fund shareholders in the reorganization, so Avalon Fund shareholders would be able to redeem those shares at any time after the reorganization without paying a deferred sales charge. For the reasons outlined above and described in more detail in the proxy statement and prospectus, the Board of Directors of the Avalon Fund recommends that you approve the reorganization.

     Please read the enclosed proxy statement and prospectus carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-800-568-7526. We will be glad to help you.

     Thank you for your consideration and continued support.

                                        Sincerely,


                                        Robert E. Boone
                                        President

                        AVALON CAPITAL APPRECIATION FUND

                               655 FAIRFIELD COURT
                                    SUITE 200
                            ANN ARBOR, MICHIGAN 48108
                                 1-800-568-7526

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                              ON SEPTEMBER __, 2003

To the Shareholders of the Avalon Capital Appreciation Fund:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Avalon Capital Appreciation Fund (the "Avalon Fund"), a mutual fund series of The Avalon Fund of Maryland, Inc. ("Avalon"), will be held on September __, at ___________ _M Eastern Time, at the offices of Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan. The purpose of the Meeting is to consider and act upon the following proposal:

     1. To approve an Agreement and Plan of Reorganization (the "Agreement") providing for the transfer of substantially all of the assets and stated liabilities of the Avalon Fund to the Eastern Point Advisors Twenty Fund (the "Eastern Point Fund"), a series of Eastern Point Advisors Funds Trust, in exchange solely for Class C shares of the Eastern Point Fund, followed by the pro rata distribution of such shares of the Eastern Point Fund to the Avalon Fund shareholders.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of Avalon has fixed the close of business on ___________, 2003, as the record date for determining the shareholders of the Avalon Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                        By Order of the Board of Directors


                                        John H. Gakenheimer, Secretary

August __, 2003

         YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY

SHAREHOLDERS ARE URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENCLOSED [POSTAGE-PAID?] ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                        AVALON CAPITAL APPRECIATION FUND
                 (A SERIES OF THE AVALON FUND OF MARYLAND, INC.)
                               655 FAIRFIELD COURT
                                    SUITE 200
                            ANN ARBOR, MICHIGAN 48108
                                 1-800-568-7526

                       EASTERN POINT ADVISORS TWENTY FUND
                (A SERIES OF EASTERN POINT ADVISORS FUNDS TRUST)
                                230 BROADWAY EAST
                                    SUITE 203
                         LYNNFIELD, MASSACHUSETTS 01940
                                 1-877-423-8637

                -------------------------------------------------

                         PROXY STATEMENT AND PROSPECTUS

                                 AUGUST __, 2003

                -------------------------------------------------


     This proxy statement and prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of The Avalon Fund of Maryland, Inc. ("Avalon") for use at a Special Meeting of Shareholders of the Avalon Capital Appreciation Fund (the "Avalon Fund"), a series of Avalon, to be held at _____________ _M Eastern Time on September __, 2003, at the offices of Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan (the "Meeting"). Proxy materials are first being mailed to shareholders of the Avalon Fund on or about August __, 2003.

     The primary purpose of the Meeting is to consider and vote on the Agreement and Plan of Reorganization (the "Reorganization Agreement") involving the Avalon Fund and the Eastern Point Advisors Twenty Fund (the "Eastern Point Fund"), a series of Eastern Point Advisors Funds Trust. A copy of the Reorganization Agreement is attached hereto as Appendix A.

     Pursuant to the Reorganization Agreement, the Eastern Point Fund will acquire substantially all of the assets of the Avalon Fund and assume Avalon Fund's liabilities that are reflected in the computation of its net asset value and other ordinary operating liabilities of the Avalon Fund, but only such liabilities. In exchange, the Eastern Point Fund will issue to the Avalon Fund Class C shares of the Eastern Point Fund having an aggregate net asset value equal to the aggregate value of the Avalon Fund assets so transferred, less the Avalon Fund liabilities so assumed. Class C shares of the Eastern Point Fund received by the Avalon Fund in the transaction will then be distributed pro rata to shareholders of the Avalon Fund, the Avalon Fund's operations will be discontinued and Avalon will be permanently dissolved. It is expected that the dollar value of each Avalon Fund shareholder's account in the Eastern Point Fund immediately after these proposed transactions (the "Re-organization") will be the same as the dollar value of such shareholder's account in the Avalon Fund immediately prior to the Reorganization.

     The Reorganization is intended to qualify as a tax-free reorganization, so that shareholders of the Avalon Fund will not recognize any gain or loss through the exchange of shares in the Reorganization. No sales charge or commission will be imposed upon the Eastern Point Fund shares issued, or on the Avalon Fund shares surrendered, in the Reorganization. Class C shares of the Eastern Point Fund that shareholders of the Avalon Fund receive in exchange for their shares of the Avalon Fund will not be subject to any contingent deferred sales charge. However, any Class C shares of the Eastern Point Fund purchased by an Avalon Fund shareholder after the Reorganization will be subject to a contingent deferred sales charge, as described in the Eastern Point Fund's current Prospectus.

     The Eastern Point Fund is a series of Eastern Point Advisors Funds Trust, an open-end management investment company. The Eastern Point Fund seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential. The Eastern Point Fund concentrates its investments in a group of 20 to 30 common stocks of companies of any size and in any industries or market sectors that have, in the estimation of the Eastern Point Fund's investment adviser, strong growth prospects. Its investments may include smaller emerging companies. The Eastern Point Fund's portfolio securities presently emphasize stocks of health care and pharmaceutical companies, although the stock selections are based on the adviser's assessment of growth potential, and are not the result of any bias or preference for companies in those industries.

     The Avalon Fund's primary investment objective is to achieve growth of capital. It attempts to achieve this objective by investing at least 65% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal circumstances, the Avalon Fund concentrates its investments in common stocks and securities convertible into common stocks issued by companies with small to medium capitalizations that its subadviser believes have an above-average potential for future growth. Historically, the subadvisor's portfolio securities selections have emphasized companies in the technology and communications industries.

     The principal executive office of Eastern Point Advisors Funds Trust and the Eastern Point Fund is located at 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940, telephone: 1-877-423-8637. The principal executive office of Avalon and the Avalon Fund is located at 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108, telephone: 1-800-568-7526.

     This proxy statement and prospectus sets forth concisely the information that shareholders of the Avalon Fund should know before voting on the Reorganization Agreement and the Reorganization. It also constitutes an offering of shares of the Eastern Point Fund. Please read this proxy statement and prospectus carefully and retain it for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE EASTERN POINT FUND SHARES TO BE ISSUED IN THE REORGANIZATION OR DETERMINED IF THIS PROXY STATEMENT AND PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIME.

     A Statement of Additional Information of the Eastern Point Fund, dated August __, 2003, relating to this proxy statement and prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to or calling the Avalon Fund at the address and phone number shown above.

     In addition, the Prospectus and Statement of Additional Information of the Eastern Point Fund, each dated January 31, 2003 (the "Eastern Point Fund Prospectus" and the "Eastern Point Fund SAI," respectively), and the Annual Report to Shareholders of the Eastern Point Fund for the year ended September 30, 2002 and its Semiannual Report to Shareholders for the six months ended
March 31, 2003 (the "Eastern Point Fund Shareholder Reports") have been filed with the Commission and are incorporated by reference herein. The Eastern Point Fund Prospectus and the Eastern Point Fund Shareholder Reports accompany this proxy statement and prospectus, and the Eastern Point Fund SAI may be obtained without charge by writing to or calling Eastern Point Advisors Funds Trust at the above address or telephone number.

     The Prospectus and Statement of Additional Information of the Avalon Fund, each dated February 1, 2003 (as supplemented) (the "Avalon Fund Prospectus" and the "Avalon Fund SAI," respectively), the Annual Report to Shareholders of the Avalon Fund for the year ended September 30, 2002 and its Semiannual Report to Shareholders for the six months ended March 31, 2003 (the "Avalon Fund Shareholder Reports") have been filed with the Commission, are incorporated by reference herein and may be obtained without charge by writing or calling the Avalon Fund at the address and phone number shown above.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SUMMARY.......................................................................5
     Introduction.............................................................5
     The Reorganization Agreement.............................................6
     Reasons for the Proposed Reorganization..................................7
     Federal Tax Consequences.................................................9
     Comparison of the Funds..................................................9

RISK FACTORS.................................................................19
     Market Risk.............................................................19
     Objective Risk..........................................................19
     Industry Focus..........................................................19
     Small and New Companies.................................................20
     Non-Diversification.....................................................20
     Suitability.............................................................20

PERFORMANCE OF THE EASTERN POINT FUND........................................20

FURTHER INFORMATION ABOUT THE FUNDS..........................................20

APPROVAL OF THE REORGANIZATION AGREEMENT.....................................21
     Description of the Reorganization Agreement.............................21
     Inappropriate Securities................................................22
     Other Terms.............................................................22
     Agreement Between Advisers..............................................24
     Background to the Reorganization........................................25
     Federal Tax Considerations..............................................28

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS............29
     Eastern Point Fund......................................................29
     Avalon Fund.............................................................30

CAPITALIZATION...............................................................31

OWNERSHIP OF FUND SHARES.....................................................31
     Eastern Point Fund......................................................31
     Avalon Fund.............................................................31

VOTING INFORMATION...........................................................32

MISCELLANEOUS................................................................33
     Auditors................................................................33
     Interests of Experts and Counsel........................................33
     Other Matters...........................................................33
     Available Information...................................................34

                                     SUMMARY

     This proxy statement and prospectus is being furnished to the shareholders of the Avalon Fund in connection with the solicitation of proxies by the Board of Directors of Avalon to be used at a Special Meeting of Shareholders of the Avalon Fund to be held on September ___, 2003 at _____________ _M Eastern Time, at the offices of Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan. The primary purpose of the Meeting is to consider and vote on the Reorganization Agreement and the Reorganization it describes.

     The following is a summary of certain information contained elsewhere in this proxy statement and prospectus (including the Reorganization Agreement attached hereto as Appendix A), as well as the Eastern Point Fund Prospectus, which accompanies this proxy statement and prospectus and is incorporated by reference herein. The Eastern Point Fund Prospectus describes the investment objective and principal strategies of the Eastern Point Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and the procedures for the purchase and redemption of shares of, the Eastern Point Fund. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this proxy statement and prospectus, the Reorganization Agreement and the Eastern Point Fund Prospectus.

INTRODUCTION

     Shareholders of the Avalon Fund will be asked at the Meeting to approve the Reorganization Agreement and the Reorganization it describes, as discussed in more detail in this proxy statement and prospectus. If approved, the Reorganization is expected to be completed as of the close of business on or about September __, 2003 or such other date as the parties may determine (the "Closing Date"), assuming that all conditions to closing have been satisfied.

     The Eastern Point Fund is a series of Eastern Point Advisors Funds Trust. Eastern Point Advisors Funds Trust was organized on July 14, 1999 as a Delaware business trust. While it is registered as an open-end, series management investment company, the only series that Eastern Point Advisors Funds Trust presently offers is the Eastern Point Fund. The investment adviser for the Eastern Point Fund is Eastern Point Advisors, Inc., and its distributor is Investors Capital Corporation.

     The Avalon Fund is a mutual fund series of The Avalon Fund of Maryland, Inc., a registered open-end management investment company organized as a Maryland corporation. While Avalon is registered as a series investment company, the Avalon Fund is its only series. Questar Capital Corporation is the investment adviser and distributor of the Avalon Fund. Navellier Management, Inc. serves as subadviser for the Avalon Fund, and in that capacity is responsible for developing and implementing an investment strategy and program designed to achieve the investment objective of the Avalon Fund and to select stocks for purchase and disposition on a day-to-day basis consistent with that investment strategy and program.

THE REORGANIZATION AGREEMENT

     The Reorganization Agreement describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A to this proxy statement and prospectus. Pursuant to the Reorganization Agreement, the Eastern Point Fund will acquire substantially all of the assets of the Avalon Fund and assume the Avalon Fund's liabilities that are reflected in the computation of its net asset value and other ordinary operating liabilities of the Avalon Fund, but only such liabilities. In exchange, the Eastern Point Fund will issue to the Avalon Fund Class C shares of the Eastern Point Fund having an aggregate net asset value equal to the aggregate value of the Avalon Fund assets so acquired, less the Avalon Fund liabilities so assumed. The Avalon Fund will then immediately make a pro rata distribution of such Eastern Point Fund shares to the Avalon Fund shareholders. As a result of the Reorganization, each Avalon Fund shareholder will receive that number of full and fractional Eastern Point Fund Class C shares equal in value to that shareholder's pro rata interest in the net assets transferred to the Eastern Point Fund as of the close of business on the Closing Date. Accordingly, the shareholders of the Avalon Fund will become shareholders of the Eastern Point Fund. It is expected that the value of each shareholder's account in the Eastern Point Fund immediately after the Reorganization will be the same as the value of that shareholder's account in the Avalon Fund immediately prior to the Reorganization.

     Avalon Fund shareholders will not pay any sales load or sales commissions on the Eastern Point Fund shares they receive in the Reorganization or on the Avalon Fund shares they surrender in the Reorganization. Class C shares of the Eastern Point Fund that shareholders of the Avalon Fund receive in exchange for their shares of the Avalon Fund will not be subject to any contingent deferred sales charge. However, any Class C shares of the Eastern Point Fund purchased by Avalon Fund shareholders after the Reorganization will be subject to a contingent deferred sales charge, as described in the Eastern Point Fund's current Prospectus.

     It is a condition precedent to the closing of the Reorganization that Avalon and Eastern Point Advisors Funds Trust receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of the Avalon Fund will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in the Avalon Fund for shares of the Eastern Point Fund. For further information about the tax consequences of the Reorganization, see "Additional Information About the Agreement - Federal Tax Consequences" below.

     Contemporaneously with the closing and the distribution of the Eastern Point Fund shares to the Avalon Fund shareholders, the Avalon Fund will satisfy its liabilities that are not assumed by the Eastern Point Fund (if any), and its operations will be discontinued. Avalon itself will be dissolved under the Maryland General Corporation Law.

     The Funds will not bear any of the fees, costs and expenses incurred in connection with the Reorganization. Instead, Eastern Point Advisors and Questar Capital will pay all Reorganization costs in the manner described under "Approval of the Agreement and Reorganization - Agreement Between Advisors" below.

REASONS FOR THE PROPOSED REORGANIZATION

     Although the Avalon Fund commenced operations on October 2, 1998, it has not experienced satisfactory growth. At June 30, 2003, the Avalon Fund's total net assets were approximately $2.5 million. Moreover, the Avalon Fund has declined in size significantly after reaching a peak of approximately $7.2 million in total net assets in August of 2000. In recent months, the Avalon Fund has experienced net redemptions.

     Management believes that Questar Capital's inability to attract investors to the Avalon Fund is a result of the Fund's relatively poor performance and the overall hostile environment that has persisted in the stock market. Although the Avalon Fund initially posted strong performance and total returns, its performance in the last two and one-half to three years has been disappointing. The investment strategy of Navellier Management, Inc., the Avalon Fund's subadviser, has been out of favor during this period, and we do not anticipate that the market conditions and the disappointing results of Navellier Management's investment program will change drastically in the near term. Questar Capital has been financially subsidizing the Avalon Fund since it commenced operations. Since January 1, 2003 that subsidy has averaged approximately $10,200 per month. Questar Capital has indicated that it is unwilling to continue subsidizing the Avalon Fund indefinitely, especially in light of the recent increased regulatory burdens imposed on public companies, including mutual funds, in the wake of Enron, WorldCom and similar corporate financial scandals.

     For this reason, with Questar Capital Corporation's assistance, the Board of Directors of Avalon considered alternatives, including working with Navellier Management to revamp the Avalon Fund's investment strategy and program, selecting a new subadviser skilled in a more promising investment strategy and program, combining the Avalon Fund with a fund that has a comparable objective and a prospect for stronger future performance, or liquidating and discontinuing the Avalon Fund. Over the past year, management of Questar Capital investigated and pursued these alternatives under the direction of Avalon's Board of Directors, and the Board ultimately determined that the interests of the Avalon Fund shareholders would be best served by the proposed Reorganization with the Eastern Point Fund.

     Among others, the factors that the Board of Directors of Avalon found most persuasive in determining that the Reorganization is in the best interests of the shareholders of the Avalon Fund include:

     o The strong reputation of Eastern Point Advisors and Investors Capital Corporation in developing and marketing a broad range of financial products and services to the investing public and to other financial representatives;

     o A perception that the Eastern Point Fund has a strong prospect for future growth, including the growth resulting from the prospective addition of the assets of the Avalon Fund to its portfolio, that should enable the Eastern Point Fund to spread its fixed cost over a larger base of assets and thereby reduce its operating expense ratio, recognizing that the Eastern Point Fund's current expense ratio is relatively high and substantially exceeds the historic expense ratio of the Avalon Fund;

     o Eastern Point Advisors' track record in managing the assets of the Eastern Point Fund, and the fact that it consistently has outperformed broad based equity indexes such as the S&P 500 Index;

     o The relatively strong performance of the Eastern Point Fund and a recognition that, even taking into account the Eastern Point Fund's higher expense ratio, its total net return to shareholders has been significantly superior to that of the Avalon Fund;

     o A stronger sense of confidence in the potential for the investment strategy and program of the Eastern Point Fund to generate acceptable returns;

     o The continuation of the Avalon Fund shareholders' investment in a fund that, similar to the Avalon Fund, seeks long-term capital growth through investments in common stocks and securities convertible into common stocks of companies perceived to have strong prospects for future growth;

     o The fact that the expense structure of the Class C shares of the Eastern Point Fund is compatible with the expense structure of the Avalon Fund shares that Avalon Fund shareholders will exchange in the Reorganization, coupled with the fact that the Eastern Point Fund will waive any contingent deferred sales charge that otherwise would apply to the Class C shares of the Eastern Point Fund to be received in the Reorganization by the Avalon Fund shareholders; and

     o The Board's assessment that alternatives to the Reorganization either were not readily attainable or proved less desirable than the Reorganization.

     For these and other reasons, the Board of Directors of Avalon, including all of the Directors who are not "interested persons" of Avalon (as that term is defined in the 1940 Act), has concluded that the Reorganization is in the best interests of the shareholders of the Avalon Fund.

     THE BOARD OF DIRECTORS OF AVALON RECOMMENDS THAT SHAREHOLDERS OF THE AVALON FUND VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT AND THE REORGANIZATION.

     The Board of Trustees of Eastern Point Advisors Funds Trust also approved the Reorganization. The Board of Trustees of Eastern Point Advisors Funds Trust believes the Reorganization, which will increase the current size of the Eastern Point Fund, taken together with anticipated future growth will present the opportunity for economies of scale that in turn may lower annual fund operating expenses in the future.

FEDERAL TAX CONSEQUENCES

     As a condition to completion of the Reorganization, each of Avalon and Eastern Point Advisors Funds Trust must receive a legal opinion that the Reorganization will constitute a tax-free reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Reorganization so qualifies, no gain or loss will be recognized for federal income tax purposes by the shareholders of the Avalon Fund or by the Avalon Fund or the Eastern Point Fund as a result of the Reorganization.

COMPARISON OF THE FUNDS

     Below is a brief comparison of the principal features of the Eastern Point Fund and the Avalon Fund. For more detailed information about the Eastern Point Fund, please refer to the Eastern Point Fund Prospectus which accompanies this proxy statement and prospectus. For more detailed information about the Avalon Fund, please refer to the Avalon Fund Prospectus which was previously delivered to you.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Although the Eastern Point Fund and the Avalon Fund both generally seek long-term capital growth by investing in common stocks, there are some important differences between the two Funds' objectives and strategies.

     EASTERN POINT FUND. The Eastern Point Fund seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a group of 20-30 common stocks.

     The Fund invests in common stocks of companies of any size, which may include smaller emerging companies. Under normal conditions, the Fund invests at least 80% of its assets in a select group of 20-30 common stocks, regardless of industry or sector, focusing on each individual company's growth potential.

     Eastern Point Advisors, the Fund's investment adviser, selects stocks by looking for companies with strong earnings growth potential that has not been recognized in the overall market. Eastern Point Advisors places special emphasis on mid cap and large cap companies that it believes demonstrate:

     o    Financial stability

     o    Strong earnings growth potential

     o    Dominant or strong market position

     o    Outstanding leadership

     Current income is not an important consideration in selecting the Fund's investments.

     The Eastern Point Fund's investment strategy may result in a high turnover of portfolio positions. The Fund's annual portfolio turnover rate may be higher than many other mutual funds, sometimes exceeding 600%. Market conditions may dictate investments for this Fund's portfolio and may result in short-term holdings. High portfolio turnover may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. Greater brokerage commissions and taxes on gains may adversely affect the Fund's performance.

     To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary defensive measure. Some of these short-term money market instruments include:

     o    Commercial paper

     o Certificates of deposit, demand and time deposits and banker's acceptances;

     o    U.S. government securities; and

     o    Repurchase agreements

     To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

     AVALON FUND. The Avalon Fund's primary investment objective is to achieve growth of capital. The Fund attempts to achieve its investment objective by investing at least 65% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal circumstances, the Fund concentrates its investments in small and mid-cap stocks. Small and mid-cap companies are companies with total market capitalization of less than $10 billion. Navellier Management, Inc., the Fund's subadviser, believes that the common stocks and securities convertible into common stocks of small and mid-cap companies offer the greatest long-term potential for capital growth, due to the various dynamics that influence the growth potential of those types of companies.

     To achieve its investment objective of capital growth, the Avalon Fund seeks to invest in companies that have an above-average potential for future earnings growth. The Fund's subadviser, under the supervision of Questar Capital Corporation, the Fund's adviser, chooses what it considers to be the most promising investments for the Fund using a proprietary quantitative analytical model. The portfolio manager will also consider industry diversification as an important factor, and the portfolio manager's investments in certain industries are likely to be adjusted from time to time due to the outlook for earnings in certain sectors.

RISK FACTORS

     The primary risks of both the Eastern Point Fund and the Avalon Fund include market risk, objective risk and industry concentration risk. The investment practices of the Eastern Point Fund described above result in other risks which are different from those currently associated with the investment practices of the Avalon Fund. See the section of this proxy statement and prospectus captioned "Risk Factors" for a more complete description of those risks.

SIZE OF FUNDS; BACKGROUND

     At June 30, 2003, the Eastern Point Fund had aggregate net assets of approximately $6.70 million, compared to $2.5 million for the Avalon Fund. The Eastern Point Fund commenced operations on October 19, 1999 with Class A shares, and began offering its Class C shares on October 29, 1999. The Avalon Fund commenced operations on October 2, 1998 and offers only one class of shares.

EXPENSES

     The following table sets forth the fees and expenses that you may pay if you buy and hold shares of the Funds, including pro forma fees and expenses for the Eastern Point Fund estimated by management (giving effect to the Reorganization), for the fiscal year ended September 30, 2002.

                                                                                                          PRO FORMA
                                                                                                           COMBINED
                                                  AVALON FUND               EASTERN POINT FUND               FUND
                                                  -----------               ------------------               ----
                                              (FOR THE FISCAL YEAR      (FOR THE FISCAL YEAR ENDED
                                           ENDED SEPTEMBER 30, 2002)        SEPTEMBER 30, 2002)
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                              CLASS C SHARES            CLASS C SHARES
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                               4.75%                         None                      None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends/Distributions                    None                         None                      None
Maximum Deferred Sales Charge (Load)                  None                       1.00%(1)                  1.00%(1)
Redemption Fee                                      None(2)                        None                      None

                                       11

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FORM FUND ASSETS)

                                                                              CLASS C SHARES            CLASS C SHARES
                                                                              --------------            --------------
Management Fees                                      1.95%(3)                      1.50%                     1.50%
12b-1 Fees                                           1.00%(4)                      1.00%(4)                  1.00%(4)
Other Expenses                                         -0-(5)                      4.13%                     3.11%(6)
                                                    ------                        ------                     -----
Total Annual Fund Operating Expenses                 2.95%                         6.63%(7)                  5.61%(7)
                                                    ======                        ======                     =====

-------------------------------

(1) The contingent deferral sales charge applicable to redemption of Class C shares of the Eastern Point Fund terminates one year after the shares are purchased. The contingent deferred sales charge is not applicable to shares acquired through reinvestment of dividends or capital gains. The Eastern Point Fund will waive the contingent deferred sales charge for Class C shares issued to the Avalon Fund shareholders in the Reorganization.

(2) The Avalon Fund charges an account closing fee in the amount of $10.00. The Avalon Fund's transfer agent charges a fee for the payment of redemption proceeds by wire transfer in the amount of $10.00 per wire transfer.

(3) Management fees for the Avalon Fund include a fee of 0.50% for investment advisory services and 1.45% for administrative and other services, including providing to the Fund, or arranging for the provision to the Fund of, custody, transfer agent, legal and accounting services and the payment of independent Director fees. Both fees are paid to Questar Capital as the Avalon Fund's adviser.

(4) The Avalon Fund's 12b-1 fee includes an annual shareholder servicing fee in the amount of 0.75% of the Fund's average daily net assets, and a distribution fee in the amount of 0.25%. The 12b-1 fee for the Eastern Point Fund includes an annual distribution fee of 0.75% of the Fund's average daily net assets and an annual service fee of 0.25%. Because 12b-1 fees are paid out of the assets of the respective Funds on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) Other Expenses for the Avalon Fund are paid by Questar Capital Corporation, as the investment adviser, out of its management fee, and therefore do not result in any additional charge against the assets of the Fund.

(7) These are the gross annualized fees and expenses that the Eastern Point Fund would have incurred for the fiscal year ended September 30, 2002, if Eastern Point Advisors had not waived any fees and/or reimbursed certain expenses. Eastern Point Advisors currently intends to continue to waive and/or reimburse certain expenses indefinitely, but this voluntary action by Eastern Point Advisors may be discontinued at any time on 60-day's notice. Giving effect to Eastern Point Advisors' fee waivers and expense reimbursements, the actual and pro forma annual operating expenses of the Eastern Point Fund were:

                                    EASTERN POINT FUND   PRO FORMA COMBINED FUND
                                    ------------------   -----------------------
     Management Fees                      0.62%                   0.62%
     12b-1 Fees                           1.00%                   1.00%
     Other Expenses                       4.13%                   3.11%
                                          -----                   -----
     Net Annual Operating Expenses        5.75%                   5.61%
                                          =====                   =====

EXAMPLES

     The following Examples are intended to help you compare the cost of investing in the Funds (and investing in the combined Fund on a pro forma basis, giving effect to the Reorganization) with the cost of investing in other mutual funds.

     Each Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. Each Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                     1 YEAR              3 YEARS             5 YEARS          10 YEARS
                                                     ------              -------             -------          --------
EASTERN POINT FUND:
Class C (with redemption at end of period)            $756                $1,941              $3,183           $6,114

Class C (without redemption at end of period)         $658                $1,941              $3,183           $6,114

AVALON FUND                                           $759                $1,344              $1,954           $3,590

PRO FORMA COMBINED FUND:

Class C (with redemption at end of period)            $659                $1,668              $2,763           $5,442

Class C (without redemption at end of period)         $559                $1,668              $2,763           $5,442

COMPENSATION OF CLASSES OF SHARES

     EASTERN POINT FUND. The Eastern Point Fund presently offers two classes of shares - Class A and Class C shares. Only Class C shares will be issued in the Reorganization.

     Class A shares  have a 5.75%  maximum  front-end  sales  load and an annual
12b-1 fee of 0.25% of the Fund's average net assets attributable to Class A shares. The minimum initial investment amount is $250 and $50 for additional purchases.

     Class C shares have a 1% contingent deferred sales charge on redemptions (which is eliminated after the shares have been held for at least one year) and an annual 12b-1 fee of 1.00% of the Fund's average net assets attributable to Class C shares. The minimum initial investment amount is $250 and $50 for additional purchases. Class C shares will be issued in the Reorganization to the holders of shares of the Avalon Fund.

     AVALON FUND. The Avalon Fund offers only one class of shares. Avalon Fund shares have a 4.75% maximum front-end sales load and an annual 12b-1 fee of 1.00% of the Fund's average net assets. The minimum initial investment amount is $1,000 and $100 for additional purchases, except that the minimum initial investment amount for an individual retirement account is $500 and the minimum additional purchases for individual retirement accounts is $50.

DIVIDENDS AND DISTRIBUTIONS

     Each of the Eastern Point Fund and the Avalon Fund distribute net investment income and net realized long- or short-term capital gains at least annually. Each Fund automatically pays dividends and distributions in additional Fund shares unless shareholders request that they be paid in cash.

TAXATION

     A sale or exchange of shares of either Fund generally is a taxable event and may result in a capital gain or loss.

     Distributions, whether received in cash or additional Fund shares, are subject to federal income tax. Income dividends are taxed as ordinary income. Capital gains distributions are taxable at different rates depending on the length of time a Fund held the assets that were sold.

ORGANIZATION AND MANAGEMENT

Eastern Point Fund
------------------

     The Eastern Point Fund is a mutual fund series of Eastern Point Advisors Funds Trust, a Delaware business trust organized on July 14, 1999 and registered as an open-end, management investment company. The Eastern Point Fund commenced operations with Class A shares on October 19, 1999, and began offering Class C shares on October 29, 1999. The Eastern Point Fund presently is the only series offered by the Trust.

     The Eastern Point Fund's investment adviser is Eastern Point Advisors, Inc., 230 Broadway East, Lynnfield, Massachusetts 01940-2320. Eastern Point Advisors is responsible for the selection, purchasing, monitoring and sale of the securities in the Fund's investment portfolio. Eastern Point Advisors also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

     Eastern Point Advisors was founded in 1995. In addition to the Eastern Point Fund, Eastern Point Advisors manages private accounts, consisting primarily of individual accounts. As of June 30, 2003, Eastern Point Advisor had approximately $__ million of assets under management.

     The Eastern Point Fund pays Eastern Point Advisors an annual fee of 1.50% of average daily net assets payable monthly for providing investment advisory services. During the most recent fiscal year, after fee waivers, the Eastern Point Fund paid 0.62% in investment advisory fees at the rate of 0.62% of the Fund's average net assets. Eastern Point Advisors has voluntarily undertaken to waive a portion of its advisory fee and/or reimburse Fund expenses so that total operating expenses of the Eastern Point Fund do not exceed 5.75% for Class C shares. Eastern Point Advisors has the right to terminate the fee waiver at any time with 60 days' notice. Any waiver or reimbursement by Eastern Point Advisors is subject to repayment by the Eastern Point Fund within the following three years if the Fund is able to make the repayment without exceeding the current expense limits.

Avalon Fund
-----------

     Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108, furnishes investment advisory services to the Avalon Fund under an investment advisory agreement. Questar Capital is a Michigan corporation and is registered as an investment adviser and a broker/dealer with the Securities and Exchange Commission. Questar Capital is a wholly owned subsidiary of Yorktown Financial Companies, Inc., a holding company whose executive offices are at the same address as Questar Capital's.

     Questar Capital has served as investment adviser to the Avalon Fund since its inception. Pursuant to the investment advisory agreement, Questar Capital manages, or arranges for the management of, the investment portfolio and business affairs of the Avalon Fund. Questar Capital also manages, or arranges for the management of, the daily operations of the Fund under a separate operating services agreement.

     Under the terms of the advisory agreement, Questar Capital is responsible for managing the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. Questar Capital is responsible for furnishing an investment program for the Fund, determining what investments should be purchased, sold and held, and making changes in the investments of the Fund. At all times Questar Capital's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of Avalon.

     For its investment advisory services to the Avalon Fund, the Fund pays to Questar Capital, on the last day of each month, a fee at an annual rate equal to 0.50% of average net asset value of the Fund. The fee is computed daily based upon the net asset value of the Fund. The shareholders of the Fund last approved the advisory agreement at a special meeting held on November 27, 2002.

     Questar Capital may, with the approval of Avalon's Board of Directors and, where required by the provisions of the 1940 Act, the approval of the Avalon Fund shareholders, retain a sub-adviser to assist in performing the various investment management services required by the Fund. Questar Capital is responsible for compensating such sub-adviser(s). Pursuant to this provision, Questar Capital has retained the services of Navellier Management, Inc. to assist with the day-to-day management of the Avalon Fund's invest-ments. More information about Navellier Management is provided under "Portfolio Management" below.

     Under the terms of the operating services agreement, Questar Capital provides, or arranges for the provision of, day-to-day operational services to the Avalon Fund including, but not limited to;

     o    Accounting

     o    Administrative

     o    Legal (Except Litigation)

     o    Dividend Disbursing and Transfer Agent

     o    Registrar

     o    Custodial

     o    Fund Share Distribution

     o    Shareholder Reporting

     o    Sub-accounting; and

     o    Record Keeping Services

     For its services to the Avalon Fund under this agreement, the Fund pays to Questar Capital, on the last day of each month, a fee at an equal rate equal to 1.45% of the Fund's average daily net assets. Questar Capital may, with Avalon's permission, employ third parties to assist it in performing the various services required by the Avalon Fund. Questar Capital is responsible for compensating such parties.

PORTFOLIO MANAGEMENT

Eastern Point Fund
------------------

     Frederick F. Sears serves as the portfolio manager for the Eastern Point Fund. Mr. Sears graduated from Boston University in 1990 with a Bachelor of Arts degree in English and subsequently participated in Boston University's Masters of Business Administration program. From 1994 to 1995, Mr. Sears researched and analyzed companies for Boston-based FinNet, a financial services firm. From 1995 until 1998, Mr. Sears researched and analyzed companies for Boston-based Culverwell & Company, a broker-dealer and investment banker specializing in small and micro-cap securities. He is also the founder (1999) and General
Partner of Clermont Capital and the Clermont Fund, a United States-based long/short hedge fund specializing in growth stocks.

Avalon Fund
-----------

     As noted above, Questar Capital has entered into a sub-advisory agreement with Navellier Management, Inc. for the day-to-day management of the Avalon Fund's assets. Under this sub-advisory agreement, Navellier Management develops and implements an investment strategy and program designed to achieve the Avalon Fund's objective and provides day-to-day portfolio management services, including the selection of investments. Navellier Management's services are subject to the overall supervision of Questar Capital and Avalon's Board of Directors. The sub-advisory agreement was last approved by shareholders of the Avalon Fund at a special meeting held on November 27, 2002.

     Navellier Management was founded in 1993 as an investment advisory firm whose principal business is providing financial management services to individuals, pension funds and institutional portfolios. Navellier Management presently manages approximately $3.1 billion in client assets.

     Mr. Louis G. Navellier is the founder and President of Navellier Management and has been its chief investment officer since the firm's inception. He serves as portfolio manager to the Avalon Fund. Mr. Navellier has nearly twenty years of experience as an investment manager. He is a graduate of California State University, Hayward with an MBA in Finance. In 1980, Mr. Navellier began publishing the MPT Review, a stock advisory newsletter. Since 1985, Mr. Navellier has been actively managing investment portfolios through his company, Navellier & Associates, Inc. In 1993, Mr. Navellier founded Navellier Management, Inc. In addition to the Avalon Fund, Navellier Management, Inc. manages a series of mutual funds, as well as a no-load annuity product.

OTHER SERVICE PROVIDERS TO THE FUNDS

Eastern Point Fund
------------------

     The following firms serve in the indicated capacities for the Eastern Point Fund pursuant to contractual relationships:

     FUNCTION                         FIRM
     --------                         ----

     Distributor                      Investors Capital Corporation
                                      230 Broadway East
                                      Suite 203
                                      Lynnfield, MA  01940

     Administrator                    Commonwealth Shareholder Services, Inc.
                                      1500 Forrest Avenue
                                      Suite 223
                                      Richmond, VA  23229

     FUNCTION                         FIRM
     --------                         ----

     Fund Accounting Agent            Commonwealth Fund Accounting
                                      1500 Forrest Avenue
                                      Suite 100
                                      Richmond, VA  23229

     Transfer and Dividend            Fund Services, Inc.
      Disbursing Agent                1500 Forrest Avenue
                                      Suite 111
                                      Richmond, VA  23229

     Custodian                        Brown Brothers Harriman & Co.
                                      40 Water Street
                                      Boston, MA  02109

                                      Briggs, Bunting & Dougherty, LLP
     Independent Accountants          Two Penn Center
                                      Suite 820
                                      Philadelphia, PA  19102


Avalon Fund
-----------

     The following firms serve in the indicated capacities for the Avalon Fund pursuant to contractual relationships:

     FUNCTION                         FIRM
     --------                         ----

     Distributor                      Questar Capital Corporation
                                      655 Fairfield Court
                                      Suite 200
                                      Ann Arbor, MI  48108

     Administrator, Fund Ac-          InCap Service Company
     counting Agent and Transfer      630A Fitzwatertown Road
     and Dividend Disbursing Agent    Willow Grove, PA  19090


     Custodian                        First Union National Bank N.A.
                                      530 Walnut Street
                                      Philadelphia, PA  19101

     Independent Accountants          McCurdy & Associates CPA's, Inc.
                                      27955 Clemens Road
                                      West Lake, OH  44145

                                  RISK FACTORS

     In evaluating whether to approve the Agreement and invest in the Eastern Point Fund, shareholders should carefully consider the following summary of risk factors relating to both the Eastern Point Fund and the Avalon Fund, in addition to the other information set forth in this proxy statement and prospectus. A complete description of risk factors for each Fund is set forth in the prospectuses of the Funds and their respective statements of additional information. The risks associated with investing in the Eastern Point Fund are similar to the risks associated with investing in the Avalon Fund in that both Funds primarily invest in common stocks with prospects for future growth, although there are some key differences.

MARKET RISK

     Both the Avalon Fund and the Eastern Point Fund are subject to market risk, which is the risk that stocks generally will rise and fall over short and even extended periods. Equity markets tend to move in cycles. A Fund's net asset value (and share price) will likely fluctuate with these price changes and market fluctuation. The overall market and specific securities held by a Fund may decline in value, and you could lose money investing in either Fund.

OBJECTIVE RISK

     Both Funds are subject to objective risk, which is the risk that the individual stocks in a Fund's portfolio may not perform in a manner that is consistent with the stock markets generally. Accordingly, factors may particularly affect the stocks held by a Fund and thus the Fund's net asset value, although the markets may not be so affected. Both Funds invest in companies that they perceive have prospects for future growth, and there may be periods where this growth bias is out of favor in the market.

     The Funds also are subject to stock selection risk, which is the risk that the strategies and stocks selected for investment may not produce the expected or desired results. In other words, either Fund may pick the wrong stocks from time to time. The skill of each Fund's portfolio manager in choosing appropriate investments plays a significant role in determining whether the Fund is able to achieve its investment objective.

INDUSTRY FOCUS

     While neither Fund has a preconceived bias to select stocks in any particular industries, their investment strategies may cause their investment portfolios to emphasize companies in certain industries from time to time. For example, the Avalon Fund's investments historically have focused on technology and communications stocks. The Eastern Point Fund's investment portfolio presently gravitates toward stocks of companies in the health care and pharmaceutical industries. A Fund's emphasis in any particular industry subjects the Fund to risks unique to the particular industry, which may increase volatility and may cause the performance of the Fund to lag the performance of the stock market generally during periods when the particular industry underperforms the market.

SMALL AND NEW COMPANIES

     Each Fund may invest in stocks of small or newly public companies. These stocks may be subject to greater price fluctuations and significant losses due to unseasoned management, increased competition or entrance into new markets. Small company stocks may pose greater risks than stocks of larger companies because of narrow product lines, limited financial resources, less depth of management or a limited trading market for its stock.

NON-DIVERSIFICATION

     The Eastern Point Fund is non-diversified. This means that the Fund may invest a greater portion of its assets in the securities of a single company than would a diversified fund, such as the Avalon Fund. As a result, the Eastern Point Fund may be more sensitive to economic, business, political or other changes that affect the prices of a particular stock. This may result in greater fluctuation in the value of the Fund's shares.

SUITABILITY

     Both Funds may be appropriate for investors who seek capital appreciation and who are able to accept short-term fluctuations in return for the potential for greater long-term growth. Investors who are seeking current income or who have a conservative or short-term investment approach may wish to consider alternative investments.

                      PERFORMANCE OF THE EASTERN POINT FUND

     Information about the performance of the Eastern Point Fund, including management's discussion of its performance, for the year ended September 30, 2002 and for the six months ended March 31, 2003 is contained in the Eastern Point Fund Prospectus and the Eastern Point Fund Shareholder Reports, copies of which accompany this proxy statement and prospectus.

                       FURTHER INFORMATION ABOUT THE FUNDS

     For more information about the Eastern Point Fund, including information on its investment objectives, principal strategies and risks, expenses, management, purchase, redemption and exchange procedures, and shareholder services, please read the Eastern Point Fund Prospectus which is incorporated by reference into and accompanies this proxy statement and prospectus.

     For similar information about the Avalon Fund, please read the Avalon Prospectus, which is incorporated by reference into this proxy statement and prospectus. The Avalon Fund Prospectus was previously delivered to you and is available upon request without charge by calling Questar Capital at 1-800-568-7526.

                    APPROVAL OF THE REORGANIZATION AGREEMENT

     The Board of Directors of Avalon recommends that the shareholders of the Avalon Fund vote to approve the Reorganization Agreement and the Reorganization that it describes. The Board of Directors approved the Reorganization Agreement based on its belief that the Reorganization is in the best interests of the shareholders of the Avalon Fund.

DESCRIPTION OF THE REORGANIZATION AGREEMENT

     The terms and conditions of the proposed Reorganization are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix A to this proxy statement and prospectus.

     The Reorganization Agreement contemplates the transfer of substantially all of the assets and ordinary operating liabilities of the Avalon Fund to the Eastern Point Fund in exchange solely for Class C shares of the Eastern Point Fund, and the pro rata distribution of those shares to the shareholders of the Avalon Fund. If approved by the shareholders of the Avalon Fund, the Reorganization will occur as of the close of business on September __, 2003 (the "Closing Date"), or such other date as the parties may determine.

     Under the Reorganization Agreement, the Eastern Point Fund will acquire substantially all of the property, rights and assets of the Avalon Fund, including but not limited to all portfolio securities, cash, cash equivalents, and dividend and interest receivables owned by the Avalon Fund. The Eastern Point Fund also will assume the liabilities of the Avalon Fund that are reflected in the computation of its net asset value and other ordinary operating liabilities of the Avalon Fund, but only such liabilities, and discharge them when and as they are due or otherwise in accordance with their terms. After the Closing Date, the Avalon Fund will cease operations and Avalon will dissolve pursuant to the Maryland General Corporation Law.

     In consideration for the assets and liabilities of the Avalon Fund transferred in the Reorganization, the Eastern Point Fund will issue to the Avalon Fund Class C shares of the Eastern Point Fund having an aggregate net asset value equal to the value of the assets, less the liabilities, so transferred by the Avalon Fund. The assets of the Avalon Fund and the per share net asset value of the Eastern Point Fund shares will be valued as of the close of trading on the New York Stock Exchange on the Closing Date. These valuations will be conducted in accordance with the policies and procedures of the Eastern Point Fund as described in the accompanying Eastern Point Fund Prospectus and in the Eastern Point Fund SAI.

     As of the close of business on the Closing Date, the Avalon Fund will distribute pro rata to its shareholders of record the shares of the Eastern Point Fund received by the Avalon Fund. This liquidating distribution will be accomplished by opening accounts on the books of the Eastern Point Fund in the names of shareholders of the Avalon Fund and by transferring the shares credited to the account of the Avalon Fund on the books of the

Eastern Point Fund. Each account opened will represent the respective pro rata number of Class C shares of the Eastern Point Fund due to each Avalon Fund shareholder. Fractional shares of the Eastern Point Fund will be rounded to the nearest thousandth of a share.

     Accordingly, every shareholder of the Avalon Fund will own Class C shares of the Eastern Point Fund immediately after the Reorganization that have an aggregate net asset value equal to the aggregate net asset value of the shareholder's Avalon Fund shares immediately prior to the Reorganization. Moreover, because the Eastern Point Fund shares will be issued at net asset value in exchange for the net assets of the Avalon Fund, and the aggregate net value of those assets will equal the aggregate value of the Eastern Point Fund shares issued in exchange, the net asset value per share of the Eastern Point Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in economic dilution to any Avalon Fund or Eastern Point Fund shareholder.

     On or prior to the Closing Date, the Avalon Fund will declare and pay a dividend to its shareholders of record so that, for the short taxable year that ends on the Closing Date, it will have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

INAPPROPRIATE SECURITIES

     Certain of the securities held by the Avalon Fund may not be consistent with the investment program of the Eastern Point Fund. Following approval of the Reorganization Agreement by the Avalon Fund shareholders and until the closing, the Avalon Fund will use reasonable efforts to dispose of some of those securities in a orderly manner in the normal course of its business. As promptly as practicable following the closing, the Eastern Point Fund will, in an orderly fashion, dispose of any securities transferred to it by the Avalon Fund that Eastern Point Advisors determines are inconsistent with the Eastern Point Fund's investment objective and program.

OTHER TERMS

     Avalon (on behalf of the Avalon Fund) and Eastern Point Advisors Funds Trust (on behalf of the Eastern Point Fund) have each made representations and warranties in the Reorganization Agreement that are customary in a transaction such as the Reorganization. Those representations and warranties will not survive the Closing Date, and Avalon Fund shareholders will not be liable for breaches thereof.

     The completion of the Reorganization is subject to certain conditions set forth in the Reorganization Agreement, including the following:

     o The Reorganization Agreement must have been approved by the Avalon Fund shareholders;

     o Avalon and Eastern Point Advisors Funds Trust must have received a legal opinion from Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by the Avalon Fund shareholders, the Avalon Fund or the Eastern Point Fund;

     o Eastern Point Advisors Funds Trust's Registration Statement on Form N-14 registering its Class C shares to be issued in the Reorganization (the "Registration Statement") must have become effective under the Securities Act of 1933, no stop order suspending the effectiveness thereof shall have been issued with respect thereto, and to the knowledge of the parties to the Reorganization Agreement, no
          investigation   or  proceeding   for  that  purpose  shall  have  been
          instituted or be pending, threatened or contemplated under the Securities Act of 1933; and

     o The transactions described in the related purchase agreement between Questar Capital, as the investment adviser of the Avalon Fund, and Eastern Point Advisors, as the investment adviser of the Eastern Point Fund, must be consummated concurrently with the closing of the transactions described in the Reorganization Agreement.

     Notwithstanding   approval   by  the  Avalon   Fund's   shareholders,   the
Reorganization may be terminated at any time prior to the Closing Date:

     o    By mutual written consent of the parties;

     o    By either party if the closing has not occurred by September 30, 2003;

     o By either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Reorganization Agreement; or

     o By the Board of Trustees of Eastern Point Advisors Funds Trust or by the Board of Directors of Avalon if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Reorganization not in the best interests of the shareholders of the Eastern Point Fund or of the Avalon Fund, respectively.

     Neither the Avalon Fund nor the Eastern Point Fund will be required to pay any costs, fees, and expenses incurred in connection with the Reorganization, such as legal fees, accounting fees and costs of printing and mailing this proxy statement and prospectus and related proxy materials, soliciting the approval of the Avalon Fund shareholders or conducting the Meeting. Those costs will be paid by Eastern Point Advisors and Questar Capital. See "Agreement Between Advisers" below.

AGREEMENT BETWEEN ADVISERS

     Questar Capital and Eastern Point Advisors have entered into a purchase agreement under which Questar Capital will convey to Eastern Point Advisors the books and records and other assets directly relating to, and used in connection with, the investment advisory services Questar Capital performs on behalf of the Avalon Fund. In addition, Questar Capital will provide to Eastern Point Advisors assistance and cooperation in connection with the Reorganization, including using its commercially reasonable efforts to obtain shareholder approval of the Reorganization Agreement, and will notify Eastern Point Advisors promptly in the event that it becomes reasonably likely that the Reorganization Agreement will not be approved or that the Reorganization otherwise will not proceed.

     In consideration for Questar Capital's transfer of the books and records and other assets described above, Eastern Point Advisors has agreed to pay 50% of all costs, fees and expenses incurred by Questar Capital Corporation, Eastern Point Advisors and the Funds in connection with completing the Reorganization, including, but not limited to, legal and accounting fees and other costs, fees and expenses of preparing the Registration Statement, including this proxy statement and prospectus, otherwise registering the shares of the Eastern Point Fund to be issued in the transaction, printing and mailing of proxy materials, soliciting the approval of the Avalon Fund shareholders, conducting the Avalon Fund Meeting, and the like.

     The purchase  agreement  may be terminated at any time prior to the Closing
Date:

     o    By mutual consent of Eastern Point Advisors and Questar Capital;

     o    By  either   Eastern  Point   Advisors  or  Questar   Capital  if  the
          transactions described in the purchase agreement and in the Reorganization Agreement have not been completed by September 30, 2003, provided the failure of those matters to be completed did not result from a breach by the terminating party of any representation, warranty, covenant or commitment contained in the purchase agreement. Upon termination, each of Eastern Point Advisors and Questar Capital is obligated to pay its own expenses incurred in connection with the purchase agreement and those of the Eastern Point Fund and the Avalon Fund, respectively, incurred in connection with the Reorganization Agreement, unless termination is by reason of a breach by the non-terminating party, in which case the non-terminating party is obligated to pay the expenses of the terminating party and the relevant Fund.

BACKGROUND TO THE REORGANIZATION

     Although it has been in operation since October 2, 1998, the Avalon Fund has not achieved satisfactory growth. At June 30, 2003, the Avalon Fund's aggregate net assets were approximately $2.5 million. The Avalon Fund has declined in size significantly since reaching its peak total assets of $7.2 million in August of 2000. Throughout the existence of the Avalon Fund, costs and expenses incurred by Questar Capital in managing its assets and distributing its shares have far exceeded the fees and other compensation that Questar Capital has received from the Avalon Fund. Since January 1, 2003, Questar Capital's financial subsidy of the Avalon Fund has averaged approximately $10,200 per month. Questar Capital has advised Avalon's Board of Directors that it is unwilling to continue subsidizing the Avalon Fund indefinitely into the future. The increased regulatory burdens recently imposed on public companies, including mutual funds, in the wake of corporate financial scandals such an Enron and WorldCom have served to heighten the desire of Questar Capital and Avalon's Board of Directors to seek alternatives that offer Avalon Fund shareholders future prospects for stronger performance and better returns.

     Questar Capital's and Avalon's Board of Directors believe that the inability of Questar Capital to attract investors to the Avalon Fund primarily is attributable to the relatively poor performance of the Fund as compared to the market generally, as well as the bear market that has persisted over the past three years. While the Avalon Fund initially posted strong returns, the Fund's performance over the past two and one-half to three years has been disappointing, both on an absolute basis and in comparison to benchmark market indexes and the Avalon Fund's peer groups. Questar Capital and Avalon's Board of Directors have concluded that Navellier Management's investment strategy and program is out of favor in the market conditions that have persisted over the past three years, and they have lost confidence in the ability of Navellier Management's investment strategy and program to achieve acceptable returns in the foreseeable future. Accordingly, management and the Board of Directors of Avalon have been considering and exploring alternatives over the past twelve months.

     At each of its regular quarterly meetings beginning on May 1, 2002 and continuing through May 27, 2003, management of Questar Capital and the Avalon Board of Directors have discussed their dissatisfaction with the performance of the Avalon Fund and possible alternatives. The Board considered the possibility of working with Navellier Management to revamp the investment strategy and program for the Avalon Fund, but determined that it would not be advisable to encourage Navellier Management to implement an investment strategy and program that deviates from its core competencies. At the direction of the Board, Questar Capital searched for possible alternative sub-advisers, but found no suitable candidates that were interested in taking over the management of a fund of the Avalon Fund's small size. Other courses of action considered and investigated by Questar Capital and the Board included the possibility of combining the Avalon Fund with a comparable fund in a tax free reorganization, or liquidating and discontinuing the Avalon Fund. The Avalon Board had a strong preference for seeking out an appropriate candidate with which the Avalon Fund could consolidate, primarily because this option would allow shareholders to continue their investment in a comparable investment vehicle with prospects for stronger performance and without any immediate tax consequences. A liquidation, on the other hand, would force shareholders to seek an alternative investment vehicle on their own, and possibly would result in taxable gains or losses to individual shareholders.

     Navellier Management expressed some interest in possibly consolidating the Avalon Fund in a mid-cap growth fund that it manages in a tax free organization. The Board of Directors authorized Questar Capital to pursue discussions along those lines. However, those discussions did not produce satisfactory results. Accordingly, the Board of Directors authorized Questar Capital to seek other possible consolidation candidates.

     At the November 27, 2002 meeting of Avalon's Board of Directors, Questar Capital reported that Eastern Point Advisors had expressed some interest in possibly consolidating the Avalon Fund with the Eastern Point Advisors Twenty Fund. At that meeting the Avalon Board reviewed background information on the Eastern Point Fund and on Eastern Point Advisors, and authorized Questar Capital to pursue discussions for a possible consolidation. Discussions between Questar Capital and Eastern Point Advisors continued over the next months, Eastern Point Advisors shared due diligence information with Questar Capital and its representatives on the Eastern Point Fund, Eastern Point Advisors and Investors Capital Corporation. Those discussions and investigations ultimately resulted in negotiated forms of the purchase agreement between Questar Capital and Eastern Point Advisors and the Reorganization Agreement between the Funds.

     At its meeting held on May 27, 2003, the Avalon Board received and considered additional background information on Eastern Point Advisors, Investors Capital Corporation and the Eastern Point Fund. The Board also received for review the proposed purchase agreement between Questar Capital and Eastern Point Advisors and the Reorganization Agreement was submitted to the Board for consideration and approval. After thorough consideration and discussion, the Board of Directors determined that the interests of the Avalon Fund shareholders would be best served by the proposed Reorganization with the Eastern Point Fund.

     The primary factors that the Board of Directors of Avalon found persuasive in determining that the Reorganization is in the best interests of the shareholders of the Avalon Fund include:

     o Questar Capital's unwillingness to continue to financially subsidize the Avalon Fund indefinitely into the future, especially in light of the considerable additional regulatory burdens imposed on mutual fund operations in the wake of corporate financial scandals such as Enron and WorldCom by the Sarbanes-Oxley Act of 2002 and the host of new regulations that followed that legislation;

     o The strong reputation of Eastern Point Advisors and Investors Capital Corporation in developing and marketing a broad range of financial products and services to the investing public and to other financial representatives;

     o A perception that the Eastern Point Fund has a strong prospect for future growth, including the growth resulting from the prospective addition of the assets of the Avalon Fund to its portfolio, that should enable the Eastern Point Fund to spread its fixed cost over a larger base of assets and thereby reduce its operating expense ratio, recognizing that the Eastern Point Fund's current expense ratio is relatively high and substantially exceeds the historic expense ratio of the Avalon Fund;

     o Eastern Point Advisors' track record in managing the assets of the Eastern Point Fund, and the fact that it consistently has outperformed broad based equity indexes such as the S&P 500 Index;

     o The relatively strong performance of the Eastern Point Fund and a recognition that, even taking into account the Eastern Point Fund's higher expense ratio, its total net return to shareholders has been significantly superior to that of the Avalon Fund;

     o A stronger sense of confidence in the potential for the investment strategy and program of the Eastern Point Fund to generate acceptable returns;

     o The continuation of the Avalon Fund shareholders' investment in a fund that, similar to the Avalon Fund, seeks long-term capital growth through investments in common stocks and securities convertible into common stocks of companies perceived to have strong prospects for future growth;

     o The fact that the expense structure of the Class C shares of the Eastern Point Fund is compatible with the expense structure of the Avalon Fund shares that Avalon Fund shareholders will exchange in the Reorganization, coupled with the fact that the Eastern Point Fund will waive any contingent deferred sales charge that otherwise would apply to the Class C shares of the Eastern Point Fund to be received in the Reorganization by the Avalon Fund shareholders; and

     o The Board's assessment that alternatives to the Reorganization either were not readily attainable or proved less desirable than the Reorganization.

     ACCORDINGLY,  THE  BOARD  OF  DIRECTORS  OF  AVALON,  INCLUDING  ALL OF THE
DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF AVALON OR THE AVALON FUND, RECOMMENDS THAT SHAREHOLDERS OF THE AVALON FUND VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT AND THE REORGANIZATION.

FEDERAL TAX CONSIDERATIONS

     The Reorganization is conditioned upon receipt by Avalon and Eastern Point Advisors Funds Trust of the opinion from Quarles & Brady LLP described below. No rulings have been requested from the Internal Revenue Service with respect to these matters and the opinion of Quarles & Brady LLP is not binding on the Internal Revenue Service or the courts. Additionally, the opinion of Quarles & Brady LLP is based upon various representations and assumptions described therein.

     The opinion is based on the current provisions of the Internal Revenue Code, existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular shareholders, including shareholders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

     In the opinion of Quarles & Brady LLP,  the  principal  Federal  income tax
consequences  that  will  result  from  the   Reorganization,   under  currently
applicable law, are as follows:

     o The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and the Avalon Fund and the Eastern Point Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code;

     o No gain or loss will be recognized by the Avalon Fund upon the transfer of substantially all of its assets to the Eastern Point Fund in exchange solely for shares of the Eastern Point Fund and the assumption by the Eastern Point Fund of certain of the Avalon Fund's liabilities;

     o No gain or loss will be recognized by the Eastern Point Fund upon its receipt of substantially all of the assets of the Avalon Fund in exchange solely for shares of the Eastern Point Fund or upon its assumption of certain of the Avalon Fund's liabilities;

     o No gain or loss will be recognized by the Avalon Fund on the distribution to the Avalon Fund shareholders of the shares of the Eastern Point Fund received by the Avalon Fund in the Reorganization;

     o No gain or loss will be recognized by the Avalon Fund shareholders upon the liquidation of the Avalon Fund and the related surrender of their shares of the Avalon Fund in exchange for shares of the Eastern Point Fund;

     o The basis of the shares of the Eastern Point Fund received by each shareholder of the Avalon Fund in connection with the Reorganization will be the same as the Avalon Fund shareholder's basis in his or her shares of the Avalon Fund immediately prior to the Reorganization;

     o The holding period of the shares of the Eastern Point Fund received by each shareholder of the Avalon Fund in connection with the Reorganization will include such Avalon Fund shareholder's holding period of his or her shares of the Avalon Fund held immediately prior to the Reorganization, provided that such shares of the Avalon Fund were held by such Avalon Fund shareholder as a capital asset at the effective time of the Reorganization;

     o The Eastern Point Fund's basis in the assets acquired from the Avalon Fund will be the same as the basis of such assets in the hands of the Avalon Fund immediately prior to the Reorganization;

     o The holding period of the assets of the Avalon Fund received by the Eastern Point Fund will include the period during which such assets were being held by the Avalon Fund; and

     o The Eastern Point Fund will succeed to and take into account as of the Closing Date the items of the Avalon Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF THE AVALON FUND. AVALON FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

        DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

EASTERN POINT FUND

     The Eastern Point Advisors Funds Trust is a business trust organized on July 14, 1999 under Delaware law. The Trustees are responsible for the management and supervision of the Eastern Point Fund. The trust instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Eastern Point Fund, with $0.001 par value. Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. Presently the Trustees have authorized shares of only one series, the Eastern Point Fund. Additional series may be added in the future. The trust instrument also author-izes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes.

     Each share of the Eastern Point Fund represents an equal proportional interest in the assets belonging to the Fund and has equal dividend rights. When issued, shares are fully paid and non-assessable. In the event of liquidation of the Eastern Point Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Eastern Point Fund are freely redeemable and have no preemptive, subscription or conversion rights.

     In accordance with the provisions of the trust instrument, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

     Unless otherwise required by the Investment Company Act of 1940 or the trust instrument, the Eastern Point Fund has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the outstanding shares of the Eastern Point Advisors Funds Trust. At any time that less than a majority of the Trustees holding office were electing by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

     The separate classes of shares within the Eastern Point Fund have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder serving expenses and has its own sales load structure. At the discretion of the Board, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the fund's assets) if the separate classes incur those expenses in different amounts or if one class receives services of a different kind or to a different degree than another class within each fund. The Eastern Point Fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the fund.

AVALON FUND

     The Avalon Fund is a mutual fund series of Avalon, an open-end management investment company organized as a Maryland corporation. Avalon's authorized capital consists of 100,000,000 shares of common stock with a par value of $.001 per share. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Avalon Fund are the only class of shares being offered by Avalon.

     Shares of the Avalon Fund are redeemable and exchangeable as described in the Avalon Fund Prospectus and SAI. Shares have no preference, pre-emptive, subscription or conversion rights. Each share has one vote (and each fractional share has a corresponding fractional vote) on each matter presented to shareholders.

     As a Maryland corporation, Avalon is not required to hold, and has not and in the future does not plan to hold, annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract.

                                 CAPITALIZATION

     The following table shows the capitalization of the Eastern Point Fund and the Avalon Fund, respectively, as of March 31, 2003, and the unaudited pro forma capitalization of the Class C shares of the Eastern Point Fund as of that date giving effect to the Reorganization:

                               AVALON FUND                EASTERN POINT FUND               PRO FORMA COMBINED FUND
                               -----------                ------------------               -----------------------
                                                    Class A Shares   Class C Shares    Class A Shares    Class C Shares
                                                    --------------   --------------    --------------    --------------
Total Net Assets               $2,238,159             $5,360,546        $548,719         $5,360,546        $2,786,878
Net Asset Value Per
Share                             $5.55                 $8.65             $7.97            $8.65             $7.97
Shares Outstanding               403,553               619,564           68,818           619,564           349,671

                            OWNERSHIP OF FUND SHARES

EASTERN POINT FUND

     As of June 30, 2003, no person was known to own of record or beneficially 5% or more of the outstanding shares or any class of shares of the Eastern Point Fund.

     The Eastern Point Fund is not "controlled" (as defined in the 1940 Act) by any person.

     To the knowledge of Eastern Point Advisors Funds Trust, the beneficial ownership of shares of the Eastern Point Fund by the officers and directors of Eastern Point Advisors Funds Trust as a group constituted less than 1% of the outstanding shares of the Eastern Point Fund.

AVALON FUND

     As of June 30, 2003, no person was known to own of record or beneficially 5% or more of the outstanding shares of the Avalon Fund.

     Avalon Fund is not "controlled" (as defined in the 1940 Act) by any person.

         To the knowledge of Avalon, the beneficial ownership of shares of the Avalon Fund by the officers and directors of Avalon as a group constituted less than 1% of the outstanding shares of the Avalon Fund.

                               VOTING INFORMATION

     Solicitation of proxies will be conducted principally by the mailing of this proxy statement and prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of Avalon or by officers and employees of Questar Capital. Upon request, the Avalon Fund will reimburse brokers, dealers, banks and voting Directors, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Reorganization Agreement. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Avalon or by executing and delivering a later dated proxy to Avalon or by attending the Meeting in person to vote the shares of the Avalon Fund held by such shareholder.

     The presence at the Meeting, in person or by proxy, of shareholders representing a majority of all Avalon Fund shares outstanding and entitled to vote on the proposal constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

     Approval of the Reorganization Agreement and the Reorganization contemplated thereby requires that at least two-thirds of all Avalon shares outstanding and entitled to vote be voted in favor of the Reorganization Agreement. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against the Reorganization Agreement.

     In the event that sufficient votes in favor of the proposal are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting in order to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

     Shareholders of record of the Avalon Fund at the close of business on August __, 2003 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each shareholder will be entitled to one vote for each his or her shares (and a fractional vote for each fractional share) on each matter presented at the Meeting. As of the Record Date, there were a total of _____ shares of the Avalon Fund outstanding.

     Under Maryland law, shareholders of the Avalon Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization. However, shareholders may redeem their shares of the Avalon Fund at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Avalon Fund Prospectus.

                                  MISCELLANEOUS

AUDITORS

     Briggs, Bunting & Dougherty, LLP serves as independent accountants and auditors to the Eastern Point Fund. Briggs, Bunting Dougherty, LLP has no direct or indirect financial interest in Eastern Point Advisors Funds Trust or the Eastern Point Fund, except for the fees it receives as auditors and independent public accountants. No representative of Briggs, Bunting & Dougherty, LLP is expected to be present at the Meeting.

     McCurdy & Associates CPA's, Inc. serves as independent accountants and auditors to the Avalon Fund. McCurdy & Associates CPA's, Inc. has no direct or indirect financial interest in Avalon or the Avalon Fund, except for the fees it receives in its capacity as auditors and accountants. No representative of McCurdy & Associates CPA's, Inc. is expected to be present at the Meeting.

INTERESTS OF EXPERTS AND COUNSEL

     No expert or counsel named herein has a substantial interest in Avalon, Eastern Point Advisors Funds Trust, either Fund, the Reorganization, or any other transaction contemplated by this proxy statement and prospectus.

OTHER MATTERS

     The Board of Directors of Avalon has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of the Avalon Fund wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of Avalon, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan, 48108.

AVAILABLE INFORMATION

     Eastern  Point  Advisors  Funds  Trust  has  filed  with the  Commission  a
Registration Statement with respect to the shares of the Eastern Point Fund offered in this proxy statement and prospectus. As permitted by the rules and regulations of the Commission, this proxy statement and prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the Public Reference Room of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at any such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

     In addition to the above, the Eastern Point Fund and the Avalon Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information with the SEC. Proxy materials, reports and other information about the Eastern Point Fund and the Avalon Fund which are of public record also can be inspected and copied at Commission's Public Reference Room. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a website at http:\\www.sec.gov that will contain certain other publicly available documents about Eastern Point Advisors Funds Trust, the Eastern Point Fund, Avalon and the Avalon Fund.

     No  person  has  been  authorized  to give any  information  or to make any representations other than those contained in this proxy statement and prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Eastern Point Advisors Funds Trust or Avalon. This proxy statement and prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make the offer in that state or jurisdiction.

                                                                      APPENDIX A
                                                                      ----------

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "Agreement") is made as of this 19th day of June, 2003, by and between Avalon Fund of Maryland, Inc., a Maryland corporation ("Avalon"), on behalf of the Avalon Capital Appreciation Fund (the "Avalon Fund"), and the Eastern Point Advisors Funds Trust, a Delaware business trust ("Eastern Point"), acting on behalf of the Eastern Point Advisors Twenty Fund (the "Eastern Point Fund").

                                 R E C I T A L S

     WHEREAS, Avalon is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of a single series or investment portfolio, namely the Avalon Fund;

     WHEREAS, Eastern Point is registered with the SEC as an open-end management investment company under the 1940 Act, currently consisting of a single series or investment portfolios, namely the Eastern Point Fund;

     WHEREAS, the Board of Directors of Avalon and the Board of Trustees of Eastern Point have each approved this Agreement and the transactions described herein;

     WHEREAS, the Avalon Fund and the Eastern Point Fund have similar investment objectives and principal strategies;

     WHEREAS, the parties desire to provide for the reorganization of the Avalon Fund through the acquisition by Eastern Point on behalf of the Eastern Point Fund of substantially all of the property, assets and goodwill of the Avalon Fund and the assumption by Eastern Point on behalf of the Eastern Point Fund of those liabilities taken into account in the calculation of the net asset value of the Avalon Fund and certain other liabilities of the Avalon Fund in exchange for shares of beneficial interest of the Eastern Point Fund; the distribution of such shares of the Eastern Point Fund to the holders of shares of common stock in the Avalon Fund according to their respective ownership interests; and the liquidation of the Avalon Fund as soon as practicable thereafter; and

     WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of the Internal Revenue Code of 1986, as amended.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1.   DEFINITIONS

     For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

          1.1 "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

          1.2 "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

          1.3  "Avalon"  means  Avalon  Fund  of  Maryland,   Inc.,  a  Maryland
corporation.

          1.4 "Avalon Fund" means the Avalon Capital Appreciation Fund, a designated series or investment portfolio of Avalon.

          1.5 "Avalon Fund Assets" means the portfolio securities, cash, cash equivalents, dividend and interest receivables, and other properties, rights and assets owned by the Avalon Fund as of the close of business on the Closing Date.

          1.6 "Avalon Fund Liabilities" means all of the following liabilities of the Avalon Fund, and no others: (a) those liabilities that are reflected in the calculation of the net asset value of the Avalon Fund as of the close of business on the Closing Date; (b) ordinary operating liabilities of the Avalon Fund (including without limitation liabilities associated with securities transactions subject to settlement and contractual liabilities) that are not required under generally accepted accounting principles to be included in the calculation of the Avalon Fund's net asset value; and (c) those liabilities that are set forth on Schedule 1.6 hereto.

          1.7 "Avalon Fund Regulatory Approvals" shall have the meaning set forth in Section 5.11 of this Agreement.

          1.8 "Avalon Fund Shareholders" means the holders of record of the Avalon Fund Shares as of the close of business on the Closing Date.

          1.9 "Avalon Fund Shareholder Meeting" means a meeting of the shareholders of the Avalon Fund to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of Avalon to consider and vote upon the approval of this Agreement and the Reorganization contemplated hereby.

          1.10 "Avalon Fund Shares" means the issued and outstanding shares of common stock of the Avalon Fund as of the relevant time of inquiry.

          1.11 "Avalon Fund Total Closing NAV" shall mean the value of the Avalon Fund Assets (excluding the Excluded Assets), calculated as provided in
Section 2.2(b), minus the value of the Avalon Fund Liabilities, calculated as provided in Section 2.2(b).

          1.12 "Avalon Prospectus/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated February 1, 2003 (as may be supplemented or amended hereafter), of Avalon relating to the Avalon Fund.

          1.13 "Closing" means the closing of the Reorganization and the other transactions contemplated by this Agreement as defined in Section 3 of this Agreement.

          1.14 "Closing Date" means the first business day following the date on which all conditions precedent to Closing have been satisfied or validly waived as provided in this Agreement, or such other date as the parties may mutually determine in writing, provided that all of the conditions precedent to Closing have then been satisfied (or waived).

          1.15 "Code" means the Internal Revenue Code of 1986, as amended.

          1.16 "Custodian" means Brown Brothers Harriman & Co., acting in its capacity as custodian for the assets of the Eastern Point Fund, including the assets of the Avalon Fund being transferred to the Eastern Point Fund.

          1.17 "Eastern Point" means the Eastern Point Advisors Funds Trust, a business trust established under the laws of Delaware.

          1.18 "Eastern Point Fund" means the Eastern Point Advisors Twenty Fund, a designated series or investment portfolio of Eastern Point.

          1.19 "Eastern Point Prospectus/SAI" means the Prospectus and/or Statement of Additional Information (as the case may be), each dated January 31, 2003 (as may be supplemented or amended hereafter), of Eastern Point relating to the Eastern Point Fund.

          1.20 "Eastern Point Fund Regulatory Approvals" shall have the meaning set forth in Section 6.9 of this Agreement.

          1.21 "Eastern Point Fund Shares" means the Class C shares of beneficial interest of the Eastern Point Fund to be issued pursuant to this Agreement, as described in Section 2.1 hereof.

          1.22 "Eastern Point Advisors" means Eastern Point Advisors, Inc., the investment adviser to the Eastern Point Fund.

          1.23  "Effective  Time"  means 5:00 p.m.  Eastern  Time on the Closing
Date.

          1.24 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations adopted thereunder by the SEC.

          1.25 "Excluded Assets" shall have the meaning set forth in Section 2.4 of this Agreement.

          1.26 "1940 Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

          1.27 "Proxy Materials" shall have the meaning set forth in Section 4.1 of this Agreement.

          1.28 "Questar" means Questar Capital Corporation, the investment adviser to the Avalon Fund.

          1.29  "Registration  Statement"  shall have the  meaning  set forth in
Section 4.1 of this Agreement.

          1.30 "Reorganization" means the transactions described in and contemplated by this Agreement, including the transfer of the Avalon Fund Assets (other than the Excluded Assets) to, and the assumption of the Avalon Fund Liabilities by, the Eastern Point Fund in exchange for, and against delivery to the Avalon Fund of, the Eastern Point Fund Shares and the distribution of the Eastern Point Fund Shares to the Avalon Fund Shareholders in liquidation of the Avalon Fund.

          1.31 "Required Avalon Fund Shareholder Vote" shall have the meaning specified in Section 7.4 of this Agreement.

          1.32 "SEC" means the United States Securities and Exchange Commission.

          1.33 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted thereunder by the SEC.

          1.34  "Tail  Insurance  Policy"  shall have the  meaning  set forth in
Section 4.10.

          1.35 "Transfer Agent" shall have the meaning specified in Section 2.7 of this Agreement.

     2.   REORGANIZATION OF THE AVALON FUND

          2.1 TRANSFER OF AVALON FUND ASSETS; ASSUMPTION OF THE AVALON FUND LIABILITIES; ISSUANCE OF EASTERN POINT FUND SHARES. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties contained herein, at the Effective Time, Avalon, on behalf of the Avalon Fund, shall sell, convey, transfer and deliver all of the Avalon Fund Assets (excluding the Excluded Assets) to the Custodian on behalf of the Eastern Point Fund in consideration of, in exchange for, and against delivery to the Avalon Fund by the Transfer Agent on behalf of the Eastern Point Fund of, that num-ber of Eastern Point Fund Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) having an aggregate net asset value equal to the value of the Avalon Fund Assets (exclusive of the Excluded Assets), net of the Avalon Fund Liabilities, all computed in accordance with Section 2.2 of this Agreement. As of the Effective Time and upon delivery of such assets to the Custodian, the Eastern Point Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges or encumbrances of any and every kind (other than those arising under applicable securities laws, liens for taxes not yet due and payable, and contractual restrictions on the transfer of the Avalon Fund Assets). Moreover, at the Effective Time, Avalon on behalf of the Avalon Fund shall transfer the Avalon Fund Liabilities to the Eastern Point Fund, and the Eastern Point Fund shall assume all such liabilities and discharge them in accordance with their terms. The Eastern Point Fund Shares so delivered to the Avalon Fund shall consist of the number of Class C shares of the Eastern Point Fund determined in accordance with Section 2.2(c) of this Agreement. The Eastern Point Fund hereby waives any contingent deferred sales charge that ordinarily would apply to the Eastern Point Fund Shares. Immediately following receipt of the Eastern Point Fund Shares, the Avalon Fund shall distribute such shares to the Avalon Fund Shareholders pro rata in liquidation of the Avalon Fund.

          2.2  Computation of Net Asset Value.
               ------------------------------

               (a) When Determined. The net asset value of the Eastern Point Fund Shares and the value of the Avalon Fund Assets and the Avalon Fund Liabilities shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Closing Date.

               (b) Valuations. The net asset value of the Eastern Point Fund Shares shall be computed in accordance with the practices and procedures of the Eastern Point Fund described in the Eastern Point Prospectus/SAI. The value of the Avalon Fund Assets shall be computed in accordance with the practices and procedures of the Eastern Point Fund described in the Eastern Point Prospectus/SAI; provided, however, that if such computation is inconsistent with the computation of the value of the Avalon Fund Assets determined in accordance with the practices and policies of the Avalon Fund, the parties hereto shall confer and mutually agree on such valuation. Notwithstanding the foregoing, Avalon Fund Assets for which market quotes are not available, if any, shall be valued as mutually agreed by the parties hereto. The value of the Avalon Fund Liabilities shall be computed as the aggregate amount of the liabilities that are to be reflected on a balance sheet for the Avalon Fund and included in the computation of the Avalon Fund's net asset value as of the close of business on the Closing Date in accordance with generally accepted accounting principles ("GAAP") consistently applied with the accounting methods, treatments, principles, procedures and assumptions used by the Eastern Point Fund in calculating its net asset value; PROVIDED, HOWEVER, that if such computation is inconsistent with the computation of the value of the Avalon Fund Liabilities determined in accordance with GAAP consistently applied with the accounting methods, treatments, principles, procedures and assumptions used by the Avalon Fund in calculating its net asset value, the parties hereto shall confer and mutually agree upon such valuation. For purposes of computing the value of the Avalon Fund Liabilities, operating liabilities that are not required under GAAP to be included in the computation of the Avalon Fund's net asset value shall have no value. The stock transfer books of the Avalon Fund shall be permanently closed as of the close of business on the Closing Date, and only purchase orders and requests for the redemption of shares of the Avalon Fund received in proper form prior to the close of regular trading on the New York Stock Exchange on the Closing Date shall be accepted by the Avalon Fund. Purchase orders and redemption requests received thereafter shall be deemed to be purchase and redemption requests for the Eastern Point Fund (assuming that the transactions contemplated by this Agreement have been consummated).

               (c) Computations. Except as otherwise provided in Section 2.2(b), all computations of value shall be made by Eastern Point Advisors (or such other person as is responsible for regularly pricing the Eastern Point Fund's portfolio securities). Eastern Point shall cause Eastern Point Advisors (or such other person) to deliver to Avalon a copy of its valuation report at or prior to the Closing.

               (d) Shadow Valuation. Promptly following the date of this Agreement, Avalon and Eastern Point shall each cause a valuation of the Avalon Fund Assets and Avalon Fund Liabilities to be conducted in accordance with their respective valuation policies and practices as of the close of business on a mutually acceptable date, which in any event shall not be more than 30 days after the date of this Agreement. This shadow pricing procedure shall, at the request of either party, be repeated as of the close of business on a mutually acceptable date which is not more than 10 days prior to the Closing Date.

          2.3  List of Assets.
               --------------

               (a) The Avalon Fund Assets shall consist of all property and rights, including without limitation all cash, cash equivalents, securities and dividend and interest receivables owned by the Avalon Fund as of the close of business on the Closing Date.

               (b) Promptly following the signing of this Agreement, the Avalon Fund will provide the Eastern Point Fund and the Custodian with a list of its assets as of a date agreed upon by the parties. On the Closing Date, the Avalon Fund will provide the Eastern Point Fund with a list of the Avalon Fund Assets.

          2.4 Excluded Assets. There shall be excluded from the assets of the Avalon Fund described in Section 2.3 to be transferred to Eastern Point (i) all causes of actions, claims and rights, if any, of the Avalon Fund against third parties in connection with the unknown liabilities, if any, not assumed by Eastern Point on behalf of the Eastern Point Fund in accordance with this Agreement, (ii) the Avalon Fund's interest in the Tail Insurance Policy, and
(iii) all cash, cash equivalents and securities in an amount estimated by Avalon to be sufficient to pay all liabilities of the Avalon Fund that have accrued but remain unpaid as of the close of business on the Closing Date including, without limitation: (a) amounts owed or to be owed to any Avalon Fund Shareholder, including declared but unpaid dividends and capital gains distributions; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, not being assumed by Eastern Point on behalf of the Eastern Point Fund or incurred in connection with this Agreement or estimated to be in-curred after the Closing Date in connection with winding up the affairs of, and dissolving and liquidating, the Avalon Fund (together, the "Excluded Assets").

          2.5 DECLARATION OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS BY THE AVALON FUND. On or prior to the Closing Date, the Avalon Fund will declare a dividend to shareholders of record of the Avalon Fund as of or prior to the Closing Date so that, for the short taxable year of the Avalon Fund ending on the date on which the Avalon Fund is completely liquidated and discontinued, the Avalon Fund will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain (within the meaning of Section 852(b)(3) of the Code), offset by any capital loss carry forward allowed pursuant to Section 1212 of the Code, and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and
(b) is sufficient to avoid any excise tax on the Avalon Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the Avalon Fund prior to the end of such calendar year to the shareholders of the Avalon Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

          2.6 LIQUIDATION. In connection with the Closing, the Avalon Fund shall be liquidated and Avalon shall pay or make provisions for all of the Avalon Fund's debts, liabilities, taxes and obligations of any kind (other than the Avalon Fund Liabilities), directly attributable to, and equal in amount to, the Excluded Assets as described in Section 2.4 hereof, and distribute all remaining assets, including the Eastern Point Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, pro rata to the Avalon Fund Shareholders in accordance with their ownership of shares of the Avalon Fund.

          2.7 ISSUANCE OF EASTERN POINT FUND SHARES. On the Closing Date, Avalon shall instruct Fund Services, Inc. (the "Transfer Agent"), the transfer agent of the Eastern Point Fund, to record on the books and records of the Eastern Point Fund the interest of each of the Avalon Fund Shareholders in the Eastern Point Fund Shares, in accordance with their pro rata interest in the Avalon Fund Shares in the name of such Avalon Fund Shareholder. Upon liquidation of the Avalon Fund, all Avalon Fund Shares then issued and outstanding shall thereupon be cancelled on the books of Avalon. Eastern Point or the Transfer Agent shall forward a confirmation to each of the Avalon Fund Shareholders of their ownership of the Eastern Point Fund Shares. No redemption or repurchase of such Eastern Point Fund Shares credited to any Avalon Fund Shareholder in respect of his or her Avalon Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to Eastern Point Advisors or the Transfer Agent for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to Eastern Point Advisors or the Transfer Agent.

          2.8 LIABILITIES AND EXPENSES. An unaudited Statement of Assets and Liabilities of the Avalon Fund will be prepared by the Treasurer of Avalon and delivered to Eastern Point on the Closing Date. The Statement of Assets and Liabilities of the Avalon Fund will be prepared in conformity with generally accepted accounting principles consis-tently applied from the prior audited period (except for year-end adjustments and the absence of footnotes). The Eastern Point Fund shall assume the Avalon Fund Liabilities and discharge them when and as they are due or otherwise in accordance with their terms.

          2.9 TERMINATION, WINDING UP. After the Closing, the Avalon Fund shall not conduct any business except in connection with the winding up of its affairs and shall file, or make provision for filing of, all reports it is required by law to file. After the Closing, the Avalon Fund shall be liquidated and shall cease to be a designated series of Avalon under Maryland law.

          2.10 BOOKS AND RECORDS. Copies of all books and records of or pertaining to the Avalon Fund, including those concerning its obligations under the 1940 Act, the Code, state blue sky laws or otherwise concerning this Agreement, will, at Closing, be delivered to Eastern Point. Following the Closing, Avalon shall be entitled to have access to such books and records as necessary to prepare required reports, tax returns and other documents and, to the extent required by applicable laws, to retain copies of such books and records.

     3.   CLOSING

          3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place at the Effective Time. The Closing Date shall take place no later than ten (10) calendar days following approval by Avalon shareholders of this Agreement and the Reorganization and the satisfaction of all conditions precedent to Closing (except those which have been waived in writing or which by their terms can be satisfied only at Closing) or such other time as may be agreed to by Eastern Point and Avalon in writing.

          3.2 PORTFOLIO SECURITIES. Portfolio securities held by the Avalon Fund and represented by a certificate or written instrument shall be presented by it or on its behalf to the Custodian for examination no later than one business day preceding the Closing Date. Such portfolio securities (together with any cash or other assets) to be transferred to the Eastern Point Fund pursuant to Section
2.1 hereof shall be delivered by the Avalon Fund to the Custodian at the Closing in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. Portfolio securities and instruments deposited with securities depositories, as defined in Rule 17f-4 under the 1940 Act, shall be delivered at the Closing by book entry in accordance with customary practices of such depositories and the Custodian. The cash delivered shall be in the form of a federal funds wire, pursuant to the instructions provided prior to the Closing Date by Eastern Point or the Custodian.

          3.3 POSTPONEMENT OF VALUATION. In the event that on the Closing Date it is impracticable for the net assets of the Eastern Point Fund or the Avalon Fund to be fairly valued in the judgment of either Eastern Point or Avalon, as the case may be, the Closing Date shall be postponed until the first business day after the day when it is practicable for the net assets of the Eastern Point Fund and the Avalon Fund to be fairly valued in the judgment of both Eastern Point and Avalon. The Closing Date shall be postponed as necessary to coordinate with any such postponement of the Closing Date.

          3.4 THE AVALON FUND SHAREHOLDERS. Avalon shall deliver (or cause to be delivered) to Eastern Point (a) at the Closing, a list, certified by the Avalon Fund's transfer agent, of the names, addresses and taxpayer identification numbers of the Avalon Fund Shareholders and the number of outstanding Avalon Fund Shares owned of record by each shareholder, all as of the close of business on the Closing Date (after giving effect to the payment of dividends and any reinvestment of such dividends, described in Section 2.5 of this Agreement), and
(b) as soon as practicable after the Closing all records (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Avalon Fund Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Eastern Point shall cause the Transfer Agent to issue and deliver to Avalon Fund Shareholders a confirmation evidencing delivery of Eastern Point Fund Shares to be credited on the Closing Date to the Avalon Fund Shareholders as provided in Section 2.7 of this Agreement. At the Closing, each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documents as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by the Agreement.

     4.   COVENANTS

          4.1 REGISTRATION STATEMENT. Eastern Point will, in consultation with Avalon, prepare and file with the SEC a registration statement on Form N-14 under the Securities Act, relating to the Eastern Point Fund Shares to be issued to the Avalon Fund shareholders pursuant to the Reorganization ("Registration Statement"). The Registration Statement shall include a combined proxy statement/prospectus, notice of meeting, form of proxy and statement of additional information ("Proxy Materials") that comply in all material respects with the applicable provisions of the Exchange Act, the 1940 Act and the Securities Act, including without limitation Section 14(a) of the Exchange Act,
Section 20(a) of the 1940 Act and Section 6 of the Securities Act. Avalon will be entitled to review and comment on the Registration Statement and the Proxy Materials included therein. Avalon will further provide Eastern Point with such other information and documents relating to Avalon, Questar and the Avalon Fund as are reasonably necessary for the preparation of the Registration Statement and the Proxy Materials.

          4.2 SHAREHOLDERS MEETING. Avalon will call a meeting of shareholders of the Avalon Fund to consider and act upon this Agreement and such other matters set forth in the Proxy Materials. Eastern Point will furnish Avalon with sufficient copies of the Proxy Materials and of the currently effective prospectus and annual reports for the Eastern Point Fund for inclusion in or with the Proxy Materials and with such other information relating to the Eastern Point Fund as is reasonably necessary in connection with the distribution of the Proxy Materials. Promptly following the effective date of the Registration Statement, Avalon will mail to each shareholder of record of the Avalon Fund entitled to vote at the Avalon Fund Shareholder Meeting the Proxy Materials (other than the statement of additional information).

          4.3 SHAREHOLDER INFORMATION. Prior to the Closing Date, Avalon will provide Eastern Point with such information as Eastern Point reasonably requests concerning the beneficial ownership of the shares of the Avalon Fund.

          4.4 COOPERATION. From and after the date of this Agreement and until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), Eastern Point and Avalon will each use commercially reasonable efforts to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization contemplated by this Agreement.

          4.5 EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, Avalon shall furnish or cause to be furnished to Eastern Point such information as Eastern Point reasonable requests to enable Eastern Point to determine the Avalon Fund's earnings and profits for federal income tax purposes that will be carried over to the Eastern Point Fund pursuant to Section 381 of the Code.

          4.6 FINAL TAX RETURNS. After the Closing Date, Avalon shall prepare and file all federal and other tax returns and reports of the Avalon Fund required by law to be filed with respect to all periods ending through and after the Closing Date but not theretofore filed and shall deliver copies of the same to Eastern Point.

          4.7 AUTHORIZATIONS TO CONTINUE THE EASTERN POINT FUND. Eastern Point agrees to obtain the approvals and authorizations required by the Securities Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate to enable it to continue its operations and the operations of the Eastern Point Fund after the Closing Date.

          4.8 RIGHT TO INSPECT THE BOOKS AND RECORDS. Until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1):

               (a) Eastern Point and its agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice, to the extent that Eastern Point reasonably deems appropriate, to examine the books and records of the Avalon Fund, and to make such tests, surveys, appraisals, investigations and other inspections in such manner as Eastern Point may reasonably deem necessary, provided that such examination, tests, surveys, appraisals, investigations and inspections will not interfere with the conduct of the Avalon Fund's business.

               (b) Eastern Point shall make available to Avalon, and Avalon's agents, attorneys, accountants, employees, contractors and other authorized representatives shall have the right, during normal business hours and upon reasonable notice to the extent Avalon reasonably deems appropriate, to examine, the books and records of the Eastern Point Fund, and to make such tests, surveys, appraisals, investigations and other inspections in such manner as Avalon may reasonably deem necessary, provided that such ex-amination, tests, surveys, appraisals, investigations and inspections shall not interfere with the conduct of the Eastern Point Fund's business.

          4.9 TAX FREE REORGANIZATION. From and after the date of this Agreement and until the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), each of the parties shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

          4.10 TAIL INSURANCE POLICY. Prior to the Closing Date, Avalon shall acquire an insurance policy (the "Tail Insurance Policy") which meets the following requirements: (a) provides insurance coverage for Avalon and its officers and directors against losses from lawsuits, regulatory investigations and other claims made against any of them for their negligent acts, errors, omissions or other wrongful acts committed prior to the Closing Date which relate to the business and operations of the Avalon Fund; (b) names Eastern Point and its officers and trustees as additional insureds with respect to such claims made against any of them as a result of the Eastern Point Fund's succession to the assets of the Avalon Fund; (c) provides a maximum coverage amount of at least One Million and 00/100 Dollars ($1,000,000.00); and (d) constitutes a paid up policy for a period of at least three years following the Closing Date.

     5.   REPRESENTATIONS AND WARRANTIES OF AVALON

     Avalon, on behalf of the Avalon Fund, represents and warrants to Eastern Point as follows:

          5.1 CAPITALIZATION; AVALON FUND SHARES. The capitalization of Avalon consists of one hundred million shares (100,000,000) of common stock, par value $.001 per share, currently consisting of a single series of one class, namely the Avalon Fund. All issued and outstanding shares of the Avalon Fund are, and at the Closing Date will be, duly and validly issued, fully paid, non-assessable, fully transferable and entitled to full voting rights, and duly registered with the SEC and duly registered or qualified for sale pursuant to the blue sky laws of each state in which offers and sales have been made, except where exempt from state registration or qualification requirements. All such shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the list of shareholders of record provided to the Eastern Point Fund pursuant to Section 3.4 hereof. The Avalon Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

          5.2 TITLE. The Avalon Fund has, and at the Closing Date will have, good and marketable title to the Avalon Fund Assets, subject to no liens, security interests, pledges or other encumbrances of any kind (other than those arising under applicable securities laws, liens for taxes not yet due and payable, and contractual restrictions on the transfer of the Avalon Fund Assets), and full right, power and authority to sell, convey, assign, deliver and otherwise transfer the Avalon Fund Assets hereunder, and upon delivery and payment for the Avalon Fund Assets, the Eastern Point Fund will acquire clear title thereto, subject to no legal restrictions on the full transfer thereof, other than such restrictions as might arise under the Securities Act. No financing statement covering all or any portion of assets and naming the Avalon Fund, as debtor, has been filed in any public office, and the Avalon Fund has not signed any financing statement or security agreement as debtor or borrower which financing statement or security agreement covers all or any portion of the Avalon Fund Assets.

          5.3 NO DISTRIBUTION. The Avalon Fund is not acquiring the Eastern Point Fund Shares for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.4  AUTHORITY.

               (a) Avalon has the full legal power and authority to enter into and perform this Agreement, and, except for obtaining the Required Avalon Fund Shareholder Vote, the execution, delivery and performance of this Agreement by Avalon and the consummation of the Reorganization contemplated by this Agreement in accordance with its terms by Avalon have been duly and validly authorized by Avalon's Board of Directors and will not violate any provision of law, or the Articles of Incorporation or Bylaws of Avalon, or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Avalon Fund and required in order for the Avalon Fund to liquidate and distribute to the Avalon Fund Shareholders the Eastern Point Fund Shares as contemplated by this Agreement, or result, or with the passage of time will result, in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any court order, judgment, decree, order or any indenture, license, permit, authorization, contract or other instrument to which Avalon is a party or by which any of its properties may be bound, which violation, forfeiture, cancellation, breach, termination, acceleration, default or creation would reasonably be expected to have a material adverse effect on the Avalon Fund Assets taken as a whole.

               (b) The Board of Directors of Avalon has taken all necessary action to authorize and approve the execution, delivery and performance of this Agreement by Avalon and all of the transactions contemplated hereby and, when executed and delivered by Avalon and approved by the Required Avalon Fund Shareholder Vote and assuming due authorization, execution and delivery by Eastern Point, this Agreement will constitute the legal, valid and binding obligation of Avalon, enforceable against Avalon in accordance with its terms.

          5.5 ORGANIZATION AND QUALIFICATION OF AVALON AND THE AVALON FUND. Avalon is duly organized and validly existing as a corporation in good standing under the laws of the State of Maryland, has full corporate power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The Avalon Fund is a duly designated series of common stock of Avalon.

          5.6 OPERATIONS. Since December 31, 2001, the business of the Avalon Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws.

          5.7 MATERIAL AGREEMENTS. Avalon has delivered or made available to Eastern Point complete and accurate copies of all material contracts, agreements, understandings or other commitments of the Avalon Fund, each of which is in effect and valid and enforceable against the Avalon Fund and, to the knowledge of Avalon, is valid and enforceable against the other party in accordance with its terms, except, in the case of the other party, as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

          5.8 THIRD PARTY CONSENTS. Except for obtaining the Required Avalon Fund Shareholder Vote, there are no approvals or consents of any third parties necessary or required for Avalon validly and legally to enter into this Agreement and to perform its obligations hereunder, except where the failure to obtain such consent or approval would not reasonably be expected to have a material adverse effect on the Avalon Fund.

          5.9 ABSENCE OF CERTAIN CHANGES. Since September 30, 2002: (a) there has been no material adverse change in the financial condition, results of operation, business, assets or liabilities of the Avalon Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the Avalon Fund and the redemption of Avalon Fund Shares) or the status of the Avalon Fund as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the Avalon Fund having a material adverse effect on the financial condition or results of operations of the Avalon Fund, nor any resignation of the independent certified public accountants and auditors of the Avalon Fund due to a conflict or disagreement with management of the Avalon Fund or otherwise.

          5.10 LITIGATION. No litigation, claim, action or proceeding is pending or, to the knowledge of Avalon, threatened against or relating to Avalon or the Avalon Fund before any court or governmental or regulatory authority seeking injunctive relief or monetary damages which, if adversely determined, would reasonably be expected to have material adverse effect on the Reorganization or on the operations or financial position of the Avalon Fund or on the Avalon Fund Assets taken as a whole. To the knowledge of Avalon, Avalon is not under investigation for violation of any law or regulation related to the business or operations of the Avalon Fund.

          5.11 REGULATORY COMPLIANCE. Avalon and the Avalon Fund have all licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the Avalon

Fund's business as presently being conducted and the ownership of its assets, except where the lack thereof would reasonably be expected to have a material adverse effect on the Avalon Fund ("Avalon Fund Regulatory Approvals"). All such Avalon Fund Regulatory Approvals are in full force and effect, and to the knowledge of Avalon, no suspension or cancellation of any of them is threatened or pending.

          5.12 PROXY MATERIALS. On the effective date of the Registration Statement, at the time of the Avalon Fund Shareholders Meeting (and any adjournment thereof) and on the Closing Date, the information provided by Avalon in writing for inclusion in the Proxy Materials shall be accurate and complete in all material respects, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act and the 1940 Act, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which it was made, not misleading; provided, however, that no representation or warranty is made with respect to information regarding Eastern Point Advisors, Eastern Point or the Eastern Point Fund included in the Proxy Materials.

          5.13 CERTAIN ADDITIONAL REPRESENTATIONS AND WARRANTIES AS TO THE AVALON FUND.

               (a) The investment advisory agreement, sub-advisory agreement, underwriting agreement and Rule 12b-1 distribution plan to which the Avalon Fund is a party or is subject are and will remain in full force and effect through the Closing Date, and were duly approved and comply in all material respects with the 1940 Act, the Exchange Act, the Advisers Act, and rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

               (b) Questar is the principal underwriter for the Avalon Fund, and Questar is the investment adviser for the Avalon Fund. To the knowledge of Avalon, Questar is and has been duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with the Avalon Fund requires such registration or licensing, a member in good standing of the NASD, and a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. To the knowledge of Avalon, Questar is duly registered as an investment adviser under the Advisers Act.

               (c) There are no judgments, special consent judgments or SEC orders, to the knowledge of Avalon, with regard to Questar, or its administrator, transfer agent or custodian currently in effect which have had or would reasonably be expected to have a material adverse effect on the business or operations of the Avalon Fund as presently conducted. All orders of exemption issued to Avalon or the Avalon Fund by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of Avalon or the Avalon Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of Avalon, no such proceeding is contemplated by any such regulatory agency.

               (d) Avalon is and will continue through the Closing Date to be duly registered with the SEC as an open-end management investment company under the 1940 Act and, with respect to the Avalon Fund, is in material compliance with the 1940 Act, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of Avalon on behalf of the Avalon Fund have been filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). Avalon, on behalf of the Avalon Fund, has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business and the ownership of its assets, except, in each case, where the failure to file any such notice or report would not reasonably be expected to have a material adverse effect on the Avalon Fund.

               (e) The Avalon Fund Shares have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, said registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC. Such registration statement has, at all times since January 31, 2002 complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement, with respect to the Avalon Fund, has not included at any time since January 31, 2002 any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All proxy statements, supplements, and other reports, documents or other materials relating to the Avalon Fund filed by or on behalf of the Avalon Fund with the SEC on or after January 31, 2002 (i) were prepared in all material respects in accordance with the applicable requirements of the Securities Act, the 1940 Act, the Exchange Act and the rules and regulations under each of them, as applicable (ii) as of their respective dates did not contain any untrue statement of a material fact, and (iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (f) The audited annual and unaudited semiannual financial statements listed on Schedule 5.13(f) attached hereto with respect to the Avalon Fund present fairly in all material respects the Avalon Fund's financial position as of the dates thereof and the results of its operations and changes in its net assets for the periods presented therein.

               (g) The independent public accountants for the Avalon Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

               (h) Avalon has, and up to and including the Closing Date will have, on behalf of the Avalon Fund, properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes required to be filed by it. All taxes, assessments, fees and other governmental charges owed by the Avalon Fund and which have become due (whether or not shown on any returns) have been paid by it. All of such tax returns are complete and accurate in all material respects and have been prepared in all material respects in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the Avalon Fund have been assessed or, to Avalon's knowledge, proposed. No tax return filed on behalf of the Avalon Fund is currently being audited by the Internal Revenue Service or by any state or local tax authority. The reserves and provisions, if any, for taxes on the books of the Avalon Fund are adequate for the payment of all taxes for the purposes and the periods to which they pertain, including through the Effective Time. Without in any way limiting the representations and warranties set forth above or in other Section s of this Agreement, the Avalon Fund qualifies as a "regulated investment company" under Section 851 (Subchapter
M) of the Code,  and has so qualified  during its entire  existence.  The Avalon
Fund will, at the Closing, satisfy, and consummation of the Reorganization contemplated by this Agreement will not cause it to fail to satisfy for any period ending on or before the Closing Date, the requirements of Subchapter M of the Code.

     6.   REPRESENTATIONS AND WARRANTIES OF EASTERN POINT

     Eastern Point, on behalf of the Eastern Point Fund, represents and warrants to Avalon as follows:

          6.1 CAPITALIZATION; EASTERN POINT FUND SHARES. The capitalization of Eastern Point consists of an unlimited number of shares of beneficial interest, without par value, currently consisting of a single series, namely the Eastern Point Fund. The Eastern Point Fund has an unlimited number of shares of beneficial interest authorized for issuance, divided into separate classes, designated as Class A shares, Class B shares and Class C shares. The Eastern Point Fund Shares to be issued and delivered to the Avalon Fund for the account of the Avalon Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued, fully paid, non-assessable, fully transferable, entitled to full voting rights, duly registered with the SEC pursuant to an effective Registration Statement on Form N-14, and duly registered or qualified for sale pursuant to the blue sky laws of each state where am Avalon Fund Shareholder resides, except where exempt from such state registration or qualification requirements. No shareholder of the Eastern Point Fund will have any preemptive right or right of subscription or purchase in respect of any such Eastern Point Fund Shares. None of the Eastern Point Fund Shares shall be subject to any contingent deferred sales charge in the hands of the Avalon Fund Shareholders.

          6.2 AUTHORITY OF THE EASTERN POINT FUND.

               (a) Eastern Point has the full legal power and authority to enter into and perform this Agreement and the execution, delivery and performance of this Agreement and the consummation the Reorganization in accordance with its terms will not violate any provision of law, the Declaration of Trust or Bylaws of Eastern Point or result in the forfeiture or cancellation of any license, permit, consent, approval, accreditation or authorization respecting the Eastern Point Fund or its business, or result in the violation, breach, termination, cancellation or acceleration of any provision of or constitute a default under or result in the creation of any lien, claim or encumbrance pursuant to any indenture, license, permit, authorization, court order, judgment, decree, contract or other instrument to which the Eastern Point Fund is a party or by which any of its properties may be bound which would reasonably be expected to have a material adverse effect on the assets of the Eastern Point Fund or the business of the Eastern Point Fund or on the ability of the parties hereto to consummate the Reorganization.

               (b) The  Board  of  Trustees  of  Eastern  Point  has  taken  all necessary action to authorize and approve the execution, delivery and performance of this Agreement by Eastern Point and all of the transactions contemplated hereby, and when executed and delivered by Eastern Point this Agreement will constitute the legal, valid and binding obligation of Eastern Point, enforceable against Eastern Point in accordance with its terms.

          6.3 ORGANIZATION AND QUALIFICATION OF EASTERN POINT AND THE EASTERN POINT FUND. Eastern Point is duly organized and validly existing as a business trust in good standing under the laws of Delaware, has full power and authority to own its assets and to conduct its business as it is now being conducted, and is duly qualified or registered to do business and is in good standing in each jurisdiction which requires such qualification or registration or is subject to no material liability by reason of its failure to be so qualified. The Eastern Point Fund is a duly designated series of shares of beneficial interest of Eastern Point.

          6.4 OPERATIONS. Since December 31, 2001, the business of the Eastern Point Fund has been conducted in the usual, regular and ordinary manner in material compliance with the requirements of all applicable federal and state laws. Furthermore, between the date hereof and the Effective Time (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), Eastern Point will continue to operate the business of the Eastern Point Fund as presently conducted, and Eastern Point has no plan or intention to make any significant changes in the business of the Eastern Point Fund following the Effective Time.

          6.5 MATERIAL AGREEMENTS. The Eastern Point Fund has delivered or made available to Avalon complete and accurate copies of all material contracts, agreements, understandings or other commitments of the Eastern Point Fund, each of which is in effect and valid and enforceable against the Eastern Point Fund and, to the knowledge of Eastern Point is valid and enforceable against the other party in accordance with its terms, except, in the case of both Eastern Point and the other party, as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

          6.6 THIRD PARTY CONSENTS. Except for the effectiveness of the Registration Statement, there are no approvals or consents of any third parties necessary or required for Eastern Point validly and legally to enter into this Agreement and to perform its obligations hereunder.

          6.7 ABSENCE OF CERTAIN CHANGES. Since September 30, 2002: (a) there has been no material adverse change in the financial condition, results of operations, business, assets or liabilities of the Eastern Point Fund (other than changes occurring in the ordinary course of business, including without limitation changes in the value of the assets of the Eastern Point Fund) or the status of the Eastern Point Fund as a regulated investment company under the Code; and (b) there has not been any change in accounting methods, principles or practices of the Eastern Point Fund having a material adverse effect on the financial condition or results of operations of the Eastern Point Fund, nor any resignation of the independent certified public accountants and auditors of the Eastern Point Fund due to a conflict or disagreement with management of the Eastern Point Fund or otherwise.

          6.8 LITIGATION. No litigation, claim, action or proceeding is pending or, to the knowledge of Eastern Point, threatened against or relating to Eastern Point or the Eastern Point Fund, before any court or governmental or regulatory authority seeking injunctive relief or monetary damages which, if adversely determined, would reasonably be expected to have material adverse effect on the Reorganization or on the operations or financial position of the Eastern Point Fund. To the knowledge of Eastern Point, Eastern Point is not under investigation for violation of any law or regulation related to the business or operations of the Eastern Point Fund.

          6.9 REGULATORY COMPLIANCE. Eastern Point and the Eastern Point Fund have all permits, licenses, permits, approvals, authorizations and registrations required by any federal, state and local laws, authorities and agencies in connection with the operation of the Eastern Point Fund's business as presently conducted and the ownership of its assets ("Eastern Point Fund Regulatory Approvals"), except where the lack of which would reasonably be expected to have a material adverse effect on the Eastern Point Fund. All such Eastern Point Fund Regulatory Approvals are in full force and effect, and to the knowledge of Eastern Point, no suspension or cancellation of any of them is threatened.

          6.10 INFORMATION IN REGISTRATION STATEMENT ON FORM N-14. The Registration Statement, including the Proxy Materials, when effective, shall comply in all material respects with the provisions of the Securities Act, the Exchange Act, the 1940 Act and the regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statement was made, not misleading; provided however, that no representation or warranty is made with respect to information regarding Avalon or the Avalon Fund provided in writing by or on behalf of either of them for inclusion in the Proxy Materials.

          6.11 CERTAIN ADDITIONAL REPRESENTATIONS AND WARRANTIES AS TO THE EASTERN POINT FUND.

               (a) The investment advisory agreement, underwriting agreement and Rule 12b-1 distribution plan to which the Eastern Point Fund is a party or is subject are in full force and effect and will remain in full force and effect through the Closing Date, and were duly approved and comply in all respects with the 1940 Act, the Exchange Act, the Advisers Act, and the rules and regulations of the NASD.

               (b) Investors Capital Corporation is the principal underwriter and Eastern Point Advisors is the investment adviser for the Eastern Point Fund. To the knowledge of Eastern Point, Investors Capital Corporation is and has been
(i) duly registered or licensed as broker-dealer under the Exchange Act and the securities laws of each state or other jurisdiction wherein the nature of its activities in connection with the distribution of shares of the Eastern Point Fund requires such registration or licensing, (ii) a member in good standing of the NASD, and (iii) a member in good standing in the Securities Investors Protection Corporation, with all assessments due thereto having been paid, or is not required to be such a member. Eastern Point Advisors is duly registered as an investment adviser under the Advisers Act.

               (c) There are no  judgments,  special  consent  judgments  or SEC orders on or with regard to Eastern Point or the Eastern Point Fund or, to the knowledge of Eastern Point, with regard to its adviser, distributor, administrator, transfer agent or custodian, currently in effect which have had or would reasonably be expected to have a material adverse effect on the business or operations of the Eastern Point Fund as presently conducted. All orders of exemption issued to Eastern Point or the Eastern Point Fund, by any regulatory agency, including the SEC and the Internal Revenue Service, which are necessary for the conduct of the business of Eastern Point or the Eastern Point Fund have been obtained and are currently in full force and effect, no proceeding has been commenced to revoke any such order and, to the knowledge of Eastern Point, no such proceeding is contemplated by any such regulatory agency.

               (d) Eastern Point is, and will continue to be through the Closing Date, duly registered with the SEC as an open-end management investment company under the 1940 Act and, with respect to the Eastern Point Fund, is in material compliance with the 1940 Act, and the SEC regulations promulgated thereunder, including the requirements to file semi-annual or annual reports with the SEC. The prospectuses, statements of additional information and, as applicable, sales materials of Eastern Point on behalf of the Eastern Point Fund have been duly filed with the SEC, applicable state securities authorities and the NASD (where required to be so filed). Eastern Point on behalf of the Eastern Point Fund has filed with the SEC and other applicable federal or state agencies or authorities such notices or reports required under applicable federal or state laws, rules or regulations for the sale of its shares, the conduct of its business or the ownership of its assets, except, in each case, where the failure to file any such notice or report would not reasonably be expected to have a material adverse effect on the Eastern Point Fund.

               (e) All issued and outstanding shares of beneficial interest of the Eastern Point Fund have been duly registered under the Securities Act by means of a registration statement (or post-effective amendment thereto) on Form N-1A, such registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued, no proceedings for that purpose have been instituted or threatened by the SEC and such registration statement has remained and continues to remain effective. Such registration statement has, at all times when a prospectus with respect to the securities to which such registration statement relates has been required to be delivered, complied in all material respects with the requirements of the Securities Act and the 1940 Act, and such registration statement, with respect to the

Eastern Point Fund has not included at any time any untrue statement of a material fact or omitted to state any material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All proxy statements, supplements, and other reports, documents or other material relating to the Eastern Point Fund filed and effective with the SEC on or after January 31, 2002
(i) were prepared in all materials respects in accordance with the applicable requirements of the Securities Act, the Exchange Act, the 1940 Act, and the rules and regulations under each of them, as applicable (ii) as of their respective dates did not contain any untrue statement of a material fact, and
(iii) as of their respective dates did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (f) The audited annual and unaudited semiannual financial statements listed on Schedule 6.11(f) attached hereto with respect to the Eastern Point Fund present fairly in all material respects the Eastern Point Fund's financial position as of the dates thereof and the results of its operations and changes in its net assets for the periods presented therein.

               (g) The independent public accountants for the Eastern Point Fund have been selected and ratified in accordance with the applicable provisions of the 1940 Act.

               (h) Eastern Point has, and up to and including the Closing Date will have, on behalf of the Eastern Point Fund, properly prepared, executed and timely filed, or caused to be timely filed a proper request for extension with respect to, all federal, state and local tax returns for income, franchise, sales, withholding, excise and other taxes applicable to it. All taxes, assessments, fees and other governmental charges owed by the Eastern Point Fund (whether or not shown on any returns) have been paid. All of such returns are complete and accurate in all material respects and have been prepared in accordance with all applicable legal requirements. No material tax liabilities, disallowances or assessments relating to the business or assets of the Eastern Point Fund have been assessed or proposed, and Eastern Point is not aware of any reasonable basis for any such assessment. No tax return filed on behalf of the Eastern Point Fund is currently being audited by the Internal Revenue Service or by any state or local tax authorities. The reserves and provisions, if any, for taxes on the books of the Eastern Point Fund are adequate for the payment of all taxes for the purposes and periods to which they pertain. Without in any way limiting the representations and warranties set forth above or in other Section s of this Agreement, the Eastern Point Fund qualifies as a "regulated investment company" under Section 851 (Subchapter M) of the Code, and has so qualified during its entire existence.

          6.12  REPRESENTATIONS REGARDING THE REORGANIZATION.

               (a) Eastern Point has no plan or intention to reacquire any of the Eastern Point Fund Shares to be issued in the Reorganization, except to the extent required by the 1940 Act to redeem any of such shares presented for redemption.

               (b) The Eastern Point Fund has no plan or intention to sell or otherwise dispose of any of the Avalon Fund Assets to be acquired in the Reorganization pursuant to Section 2.1 hereof, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

               (c) Following the Reorganization, the Eastern Point Fund intends to continue the "historic business" of the Avalon Fund (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code).

          6.13 UNDISCLOSED LIABILITIES. The Eastern Point Fund does not have any liabilities, except for (a) liabilities reflected in the calculation of the Eastern Point Fund's net asset value or (b) ordinary operating liabilities of the Eastern Point Fund (including without limitation liabilities associated with securities transactions subject to settlement and contractual liabilities) that are not required under generally accepted accounting principles to be included in the calculation of the Eastern Point Fund's net asset value.

          6.14 CERTAIN DISQUALIFICATIONS. Neither Eastern Point nor, to Eastern Point's knowledge, any "affiliated person" of Eastern Point has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to Eastern Point's knowledge has any affiliated person of Eastern Point been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF AVALON

     The obligations of Avalon under this Agreement are, at the option of Avalon, subject to the fulfillment (or waiver by Avalon) at or prior to the Closing Date of each of the following conditions:

          7.1 ACCURACY OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Eastern Point set forth in Section 6 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except (i) for changes contemplated or permitted by this Agreement and (ii) for those representations and warranties that address matters only as of a particular date (which shall be true and correct in all material respects as of such date). Eastern Point shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Eastern Point shall have delivered to Avalon a certificate of its President dated as of the Closing Date to the effect set forth in this Section 7.1.

          7.2 CONSUMMATION OF AGREEMENT BETWEEN ADVISERS. The transactions described in the Purchase Agreement by and between Eastern Point Advisors and Questar, dated the same date as this Agreement, shall be consummated on the Closing Date concurrent with the consummation of the transactions described in this Agreement.

          7.3 APPROVAL OF LEGAL MATTERS BY COUNSEL. There shall have been furnished to counsel for the Avalon certified copies of such records of Eastern Point relating to the Eastern Point Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to counsel for Avalon.

          7.4 APPROVAL BY AVALON FUND SHAREHOLDERS. All necessary approvals of the shareholders of the Avalon Fund with respect to the Reorganization under this Agreement shall have been obtained. The Avalon Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the 1940 Act, Maryland law and the Articles of Incorporation and Bylaws of Avalon, including compliance with the notice and quorum requirements thereunder, and at such meeting this Agreement and the Reorganization shall have been approved by the requisite vote of the Avalon Fund Shareholders in accordance with the provisions of the Articles of Incorporation and Bylaws of Avalon (the "Required Avalon Fund Shareholder Vote"), which requires the affirmative vote of Avalon shareholders holding at least two-thirds of all shares of Avalon common stock entitled to vote on the Reorganization Agreement at the Avalon Fund Shareholder Meeting. Notwithstanding anything herein to the contrary, Avalon may NOT waive the conditions set forth in this Section 7.4.

          7.5 RECEIPT OF CLOSING DOCUMENTS. Avalon shall have received all of the closing documents referred to in Section 9.2 hereof.

          7.6 REGISTRATION STATEMENT. The Registration Statement on Form N-14 shall have become effective under the Securities Act, no stop orders suspending the effectiveness thereof shall have been issued, and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

          7.7 TAX OPINION. Avalon shall have received an opinion from Quarles & Brady LLP (based on such representations from Eastern Point in substantially the form attached hereto as EXHIBIT B and from Avalon in substantially the form attached hereto as EXHIBIT C), addressed to Avalon and Eastern Point, which opinion may be relied upon by Avalon and the Avalon Fund Shareholders, dated as of the Closing Date, with respect to the federal income tax consequences of the Reorganization described in EXHIBIT A. Notwithstanding anything herein to the contrary, Avalon may NOT waive the conditions set forth in this Section 7.7.

          7.8 NO ADVERSE PROCEEDINGS. There shall not have been pending on the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization. Notwithstanding anything herein to the contrary, Avalon may NOT waive the conditions set forth in this Section 7.8.

     8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF EASTERN POINT

     The obligations of Eastern Point under this Agreement are, at its option, subject to the fulfillment (or waiver by Eastern Point) at or prior to the Closing Date of each of the following conditions:

          8.1 ACCURACY OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Avalon set forth in Section 5 hereof shall be true and correct in all material respects as of the date when made and as of the Closing Date, except (i) for changes contemplated or permitted by this Agreement and (ii) for those representations and warranties that address matters only as of a particular date (which shall be true and correct in all material respects as of such date). Avalon shall have duly performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to or on the Closing Date. Avalon shall have delivered to Eastern Point on the Closing Date a certificate of its President or Vice President dated as of the Closing Date to the effect set forth in this Section 8.1.

          8.2 CONSUMMATION OF AGREEMENT BETWEEN ADVISERS. The transactions described in the Purchase Agreement by and between Eastern Point Advisors and Questar, dated the same date as this Agreement, shall be consummated on the Closing Date concurrent with the consummation of the transactions described in this Agreement.

          8.3 APPROVAL OF LEGAL MATTERS BY COUNSEL. There shall have been furnished to counsel for Eastern Point certified copies of such corporate and business records of the Avalon Fund and copies of such documents as such counsel may reasonably have requested. All legal matters and proceedings in connection with this Agreement and the transactions contemplated hereby and thereby shall have been reasonably satisfactory to counsel for Eastern Point.

          8.4 APPROVAL BY AVALON FUND SHAREHOLDERS. The Required Avalon Fund Shareholder Vote shall have been obtained. Notwithstanding anything herein to the contrary, Eastern Point may NOT waive the condition set forth in this
Section 8.4.

          8.5 RECEIPT OF CLOSING DOCUMENTS. Eastern Point shall have received all of the closing documents referred to in Section 9.1 hereof.

          8.6 REGISTRATION STATEMENT. The Registration Statement shall have become effective under the Securities Act, no stop order suspending the effectiveness thereof shall have been issued and no investigation or proceeding for that purpose shall have been instituted or threatened under the Securities Act.

          8.7 TAX OPINION. Eastern Point shall have received an opinion from Quarles & Brady LLP (based on such representations from Eastern Point in substantially the form attached hereto as EXHIBIT B and from Avalon in substantially the form attached hereto as EXHIBIT C) addressed to Eastern Point and Avalon, and dated as of the Closing Date, with respect to the federal income tax consequences of the Reorganization described in EX-

HIBIT A. Notwithstanding anything herein to the contrary, Eastern Point may NOT waive the conditions set forth in this Section 8.7.

          8.8 NO ADVERSE PROCEEDINGS. There shall not have been pending on the Closing Date any action, suit or other proceeding seeking to restrain or enjoin the Reorganization. Notwithstanding anything herein to the contrary, Eastern Point may NOT waive the conditions set forth in this Section 8.8.

          8.9 STATEMENT OF AVALON FUND ASSETS AND LIABILITIES. The Avalon Fund shall have delivered to Eastern Point a statement of Avalon Fund Assets and the Avalon Fund Liabilities, together with a list of the Avalon Fund's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Avalon.

          8.10 CERTAIN AVALON FUND ASSETS. At the close of business on the Closing Date, the Avalon Fund Assets to be acquired by the Eastern Point Fund shall include no assets that the Eastern Point Fund may not legally acquire.

          8.11 SHAREHOLDERS LIST. The Avalon Fund shall have delivered to the Eastern Point Fund a list of the Avalon Fund Shareholders and the number of shares of beneficial interest of the Avalon Fund they held as of the close of business on the Closing Date, certified by the Avalon Fund's transfer agent.

     9.   CLOSING DOCUMENTS

          9.1 DOCUMENTS TO BE DELIVERED TO EASTERN POINT. Avalon agrees to deliver to Eastern Point on the Closing Date the following:

               (a) BILLS OF SALE, ASSIGNMENTS AND TRANSFERS. Good and sufficient bills of sale, assignments, instruments of conveyance, and other instruments of transfer, duly executed by Avalon, in the forms reasonably satisfactory to Eastern Point and its counsel, with such reasonable and customary covenants or warranties as shall be necessary to assign and transfer to and vest in the Eastern Point Fund clear title to all the Avalon Fund Assets, free and clear of any and all liabilities, liens, claims and encumbrances except those specifically permitted by this Agreement.

               (b)  CERTIFICATE  OF SECRETARY.  Certificate  of the Secretary of
Avalon dated as of the Closing Date certifying (i) the accuracy and effectiveness of the Articles of Incorporation of Avalon, (ii) the accuracy and effectiveness of Bylaws of Avalon, (iii) the adoption, accuracy and effectiveness of board and shareholder resolutions contemplated hereby, and (iv) the incumbency of certain officers of Avalon and the genuineness of the specimen signatures of those officers of Avalon executing documents.

               (c) CERTIFICATE OF GOOD STANDING. Certificate of Good Standing regarding Avalon issued as of a recent date (within 30 days of the Closing Date) by the Maryland Department of Assessments and Taxation.

               (d) CERTIFICATE OF TAIL INSURANCE. A certificate of insurance certifying that Avalon has obtained the Tail Insurance Policy meeting the requirements of Section 4.10 of this Agreement.

               (e) OTHER DOCUMENTS. Such other customary certificates (similar to the certificate of good standing of Avalon in its jurisdiction of incorporation and certificates as to the incumbency of officers and the adoption of authorizing resolutions) as shall reasonably be required by Eastern Point and its counsel.

          9.2 DOCUMENTS TO BE DELIVERED TO AVALON. Eastern Point agrees to deliver to Avalon on the Closing Date the following:

               (a) OFFICER'S CERTIFICATE. Certificate of the President of Eastern Point, dated as of the Closing Date, certifying that the conditions precedent set forth in Section 7.1 have been fulfilled.

               (b) ASSUMPTION AGREEMENT. An assumption agreement duly executed by Eastern Point on behalf of the Eastern Point Fund in the form reasonably satisfactory to Avalon and its counsel, with such reasonable and customary covenants and warranties as shall be necessary for the Eastern Point Fund to assume all the Avalon Fund Liabilities.

               (c) CERTIFICATE OF SECRETARY OF EASTERN POINT. Certificate of the Secretary of Eastern Point dated as of the Closing Date certifying (i) the accuracy and effectiveness of the Declaration of Trust of Eastern Point, (ii) the accuracy and effectiveness of Bylaws of Eastern Point, (iii) the adoption, accuracy and effectiveness of the board resolutions contemplated hereby, and
(iv) the incumbency of certain officers of Eastern Point and genuineness of the specimen signatures of those officers of Eastern Point executing documents.

               (d) ISSUANCE OF SHARES. The Eastern Point Fund Shares to be issued pursuant hereto.

               (e) GOOD STANDING CERTIFICATe. Certificate of Good Standing (or comparable certification) regarding Eastern Point issued as of a recent date by the [Delaware Secretary of State].

               (f) OTHER DOCUMENTS. Such other customary certificates (similar to the certificate of good standing of Avalon in its jurisdiction of incorporation and certificates as to the incumbency of officers and the adoption of authorizing resolutions) as shall reasonably be required by Avalon and its counsel.

     10.  FURTHER AGREEMENTS

          10.1 COSTS AND EXPENSES. Each party will be responsible for all costs, fees, and expenses it incurs in connection with this Agreement and the transactions contemplated hereby; provided, however, that the parties understand that Eastern Point Advisors and Questar have agreed to a sharing arrangement for their payment of all such expenses pursuant to the terms of the Purchase Agreement of even date herewith by and between them. Each of the parties hereto represents and warrants that it has not incurred any obligation or liability, contingent or otherwise, for broker's, finder's or adviser's fees in connection with the transactions provided for herein and each agrees to hold the other harmless from and against all such liability arising out of contracts, express or implied, which may be asserted against the non-contracting parties.

          10.2 RECOMMENDATION AND SOLICITATION OF SHAREHOLDER VOTE. The Board of Directors of Avalon will recommend that shareholders of the Avalon Fund approve the Reorganization and shall use reasonable efforts (which need not include the expenditures of any monies) to solicit the Required Avalon Fund Shareholder Vote; provided, however, that the Board of Directors of Avalon shall have no obligation to make any such recommendation or to exercise any such solicitation efforts if circumstances should develop that, in the good faith opinion of such Board as reflected by resolution duly adopted by such Board, make proceeding with the Reorganization not in the best interests of the shareholders of the Avalon Fund.

          10.3 INFORMATION TO BE FURNISHED. Eastern Point will furnish Avalon with copies of all written comments or the substance of oral communications received from the staff of the SEC with regard to the Registration Statement, and the parties will cooperate with each other in revising, if necessary, the Registration Statement to comply with such comments. Eastern Point shall not file the Registration Statement or any amendment without the prior consent of Avalon or its counsel.

          10.4 CONDUCT OF BUSINESS OF THE AVALON FUND AND THE EASTERN POINT FUND. From and after the date of this Agreement and through the Closing Date (or such earlier date as this Agreement may be terminated in accordance with Section 11.1), Avalon shall, with regard to the Avalon Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice; (d) without the written consent of Eastern Point, make no change in its Articles of Incorporation or Bylaws which would materially affect the Avalon Fund; (e) use its commercially reasonable efforts to preserve its business organization intact, and to preserve the goodwill of the Avalon Fund shareholders and others having business relations with it; (f) not take or fail to take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions other than in the ordinary course of business. Notwithstanding the foregoing or anything else in this Agreement to the contrary, (i) Avalon with respect to the Avalon Fund shall be permitted to take all actions or inactions which are required or prohibited by this Agreement and (ii) the parties recognize that the Avalon Fund intends to cease offering its shares to the public and not to effect certain registrations otherwise required in connection therewith.

          From and after the date of this Agreement and through the Closing Date (or such earlier date as this Agreement may be terminated in accordance with
Section 11.1), Eastern Point shall with regard to the Eastern Point Fund: (a) maintain its books, accounts and records in accordance with generally accepted accounting principles and practices consistently applied; (b) materially comply with all laws applicable to the conduct of its business; (c) conduct its business only in the usual, regular and ordinary course and in substantially the same manner as heretofore conducted, and not introduce any method of operation in respect of such business, except in a manner consistent with prior practice;
(d) without the written consent of Avalon, make no change in its Declaration of Trust or Bylaws that would materially affect the Eastern Point Fund; (e) use its commercially reasonable efforts to preserve its business organization intact, and to preserve the goodwill of its investors and others having business relations with it; (f) not take or fail to take any action which would, or with the passage of time could, jeopardize its qualification as a "regulated investment company" under Section 851 of the Code; and (g) except as contemplated by this Agreement, not enter into any other transactions that may have a material adverse effect on the Eastern Point Fund or the Reorganization, other than in the ordinary course of business.

          10.5 NONSURVIVAL OF REPRESENTATIONS, WARRANTIES OR COVENANTS. Except as set forth in Section s 10.6, 10.7, 10.8 below and except with respect to (i) the opinion of Quarles & Brady LLP with respect to the federal income tax consequences of the Reorganization and (ii) the assumption agreement delivered by Eastern Point to Avalon, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Section shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

          10.6 OBLIGATIONS OF PARTIES.

               (a) Eastern Point and Avalon hereby acknowledge and agree that the Eastern Point Fund is a separate investment portfolio of Eastern Point, that Eastern Point is executing this Agreement on behalf of the Eastern Point Fund, and that, subject to Section 10.1, any amounts payable by Eastern Point under or in connection with this Agreement shall be payable solely from the revenues and assets of the Eastern Point Fund.

               (b) Eastern Point and Avalon hereby acknowledge and agree that the Avalon Fund is a separate investment portfolio of Avalon, that Avalon is executing this Agreement on behalf of the Avalon Fund, and that, subject to
Section 10.1, any amounts payable by Avalon under or in connection with this Agreement shall be payable solely from the revenues and assets of the Avalon Fund.

          10.7 FINAL TAX RETURNS AND FORMS 1099 OF THE AVALON FUND.

          After the Closing, Avalon shall prepare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed by Avalon with respect to the Avalon Fund's final taxable year and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

          10.8 COOPERATION AND EXCHANGE OF INFORMATION. Eastern Point and Avalon will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities. Each party shall make its employees and officers available on a mutually convenient basis to provide explanations of any documents or information provided hereunder to the extent, if any, that such party's employees are familiar with such documents or information. Each party will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to tax matters of the Avalon Fund and the Eastern Point Fund for its taxable period first ending after the Closing and for all prior taxable periods. Any information obtained under this Section 10.8 shall be kept confidential except as may be otherwise necessary in connection with the filing of returns or claims for refund.

          11.  TERMINATION

          11.1 GENERAL PROVISIONS. This Agreement may not be terminated at any time prior to the Closing Date by any party, except that this Agreement may be terminated:

               (a) By mutual written consent of the parties hereto:

               (b) By either Eastern Point, on the one hand, or Avalon, on the other hand, by written notice to the other, if the Closing shall not have occurred on or before September 30, 2003, or such later date to which the parties shall have extended this Agreement by mutual written consent;

               (c) By Eastern Point, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of Avalon in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 8 hereof;

               (d) By Avalon, if there has been a misrepresentation, breach of warranty or failure to perform any agreement or covenant on the part of Eastern Point in any of its representations, warranties, agreements or covenants set forth in this Agreement resulting in the failure of any condition in Section 7 hereof;

               (e) By resolution of the Board of Directors of Avalon if circumstances should develop that, in the good faith opinion of such Board, make proceeding with this Agreement not in the best interests of the Avalon Fund's shareholders; and

               (f) By resolution of the Board of Trustees of Eastern Point if circumstances should develop that, in the good faith opinion of such Board, make proceeding with this Agreement not in the best interests of the Eastern Point Fund's shareholders.

          Any termination of this Agreement pursuant to this Section 11.1 shall be by notice in writing to the other party, and shall be effective upon the terminating party's delivery of such notice to the breaching party; provided that, in the event termination is pursuant to Clause 11.1(c) or 11.1(d), then the termination shall not become effective unless the breaching party fails to cure the breach (if curable) specified in the notice to the reasonable satisfaction of the terminating party within a reasonable period of time specified in the notice, which in any event need not be more than thirty (30) days.

          11.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 11.1 hereof or if the Closing does not occur by reason of any of the conditions in Section s 7 and 8 hereof not being satisfied, then there shall be no other liability on the part of any party (or its trustees, directors, officers, agents or shareholders) to the other (or its trustees, directors, officers, agents or shareholders); provided, however, that such termination shall not preclude liability attaching to a party who has caused the termination hereof by willful act or willful failure to act in violation of the terms and provisions of this Agreement.

     12.  AMENDMENT

     This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     13.  WAIVER

     Any terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, or their respective counsel. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by any party of a condition or of the breach of any term, covenant, representation or warranty of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or beach or a waiver of any other condition or of the breach of any other term, covenant, representation or warranty of this Agreement.

     14.  MISCELLANEOUS PROVISIONS

          14.1 HEADINGS. The Article and Section headings contained in this Agreement will have reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, except to the extent affected by the Maryland Corporate Law, the Delaware Business Trust Law and the 1940 Act.

          14.3 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (a) when delivered personally; (b) upon receipt of a transmission confirmation (with a confirming copy sent by overnight courier) if sent by facsimile or like transmission; (c) on the next business day when sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier; and (d) on the second business day when mailed by registered or certified mail (return receipt requested). All such communications shall be addressed to the appropriate party at the following address or fax number (or at such other address or fax number for a party as shall be specified by such party by like notice):

     If to Eastern Point or the          Eastern Point Advisors Fund Trust
     Eastern Point Fund:                 c/o Eastern Point Advisors, Inc.
                                         Attn:  Timothy B. Murphy, President
                                         230 Broadway East
                                         Suite 203
                                         Lynnfield, MA  01940-2320
                                         Telecopy No.:  (781) 593-9464

     With a copy to:                     C. David Weller, Esq.
                                         One Harbour Place, Suite 115
                                         Portsmouth, NH  03801
                                         Telecopy No.:  (603) 422-6790

     If to Avalon or the Avalon Fund:    Questar Capital Corporation
                                         Attn:  John H. Gakenheimer
                                         655 Fairfield Court
                                         Suite 200
                                         Ann Arbor, MI  48108
                                         Telecopy No.:  (734) 302-7523

     With a copy to:                     Quarles & Brady LLP
                                         Attn: Fredrick G. Lautz
                                         411 East Wisconsin Ave.
                                         Milwaukee, WI  53202
                                         Telecopy No.:  (414) 271-3552

Written notice given by any other method shall be deemed effective only when actually received by the party to whom given. Either party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended.

          14.4 FURTHER ASSURANCE. Each of the parties hereto hereby agrees that after the Closing Date it will from time to time, upon the reasonable request of another party hereto, take such further action as the other may reasonably request to carry out the transfer and sale of assets contemplated by this Agreement, including, without limitation, the execution and delivery of all further evidences and instruments of transfer and assignment.

          14.5 EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one agreement.

          14.6 MISCELLANEOUS. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder, it being expressly agreed that there are no third party beneficiaries of this Agreement; (c) shall be binding upon and inure to the benefit of the Eastern Point Fund and the Avalon Fund, and their respective permitted successors and assigns; and (d) may not be assigned by any party without the prior written consent of the other.

          14.7 PUBLICITY. Neither the parties to this Agreement nor their respective directors, trustees, officers, stockholders, employees or agents shall issue any press release or other announcement with respect to this Agreement, or otherwise make any disclosures relating thereto to the press without the prior consent of the other parties, which consent shall not be unreasonably withheld; provided, however, that such consent shall not be required where such release, announcement or disclosure is required by applicable law or the rules or regulations of a securities exchange, other self-regulatory authority or governmental agency.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                                        EASTERN POINT ADVISORS FUND TRUST
                                        (ON BEHALF OF THE EASTERN POINT ADVISORS
                                        TWENTY FUND)


                                        By: /s/ Theodore E. Charles
                                            ------------------------------------
                                                Theodore E. Charles, President


                                        THE AVALON FUND OF MARYLAND, INC.
                                        (ON BEHALF OF THE AVALON CAPITAL
                                        APPRECIATION FUND)


                                        By:  /s/ Robert E. Boone
                                            ------------------------------------
                                                 Robert E. Boone, President

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED AUGUST __, 2003

                             FOR THE REORGANIZATION
                                       OF
                        AVALON CAPITAL APPRECIATION FUND
                  (A SERIES THE AVALON FUND OF MARYLAND, INC.)
                                      INTO
                       EASTERN POINT ADVISORS TWENTY FUND
                (A SERIES OF EASTERN POINT ADVISORS FUNDS TRUST)

                       EASTERN POINT ADVISORS FUNDS TRUST
                                230 BROADWAY EAST
                                    SUITE 203
                         LYNNFIELD, MASSACHUSETTS 01940


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus, dated August __, 2003, relating to the reorganization (the "Reorganization") of the Avalon Capital Appreciation Fund (the "Avalon Fund"), a mutual fund series of The Avalon Fund of Maryland, Inc. ("Avalon"), into the Eastern Point Advisors Twenty Fund (the "Eastern Point Fund"), a mutual fund series of Eastern Point Advisors Funds Trust (the "Eastern Point Trust").

     In connection with the Reorganization, the Eastern Point Fund will acquire substantially all of the assets of the Avalon Fund and assume the Avalon Fund's liabilities that are reflected in the computation of its net asset value and certain other ordinary operating expenses. In exchange, the Eastern Point Fund will issue to the Avalon Fund Class C shares of the Eastern Point Fund having an aggregate net asset value equal to the aggregate value of the assets (net of the liabilities) transferred to the Eastern Point Fund by the Avalon Fund. The Avalon Fund will distribute the shares of the Eastern Point Fund so received to its shareholders on a pro rata basis, and the Avalon Fund subsequently will cease operations and Avalon will be dissolved under the Maryland General Corporation Law.

     As a result of the Reorganization, shareholders of the Avalon Fund will become shareholders of the Eastern Point Fund holding Class C shares of the Eastern Point Fund. The aggregate net asset value of the Class C shares of the Eastern Point received by each shareholder of the Avalon Fund in the Reorganization will be equal, immediately following the Reorganization, to the aggregate net asset value of the shares of the Avalon Fund held by such shareholder immediately prior to the Reorganization. The Reorganization is structured to qualify as a tax-free reorganization within the meaning of the Internal Revenue Code, so that it will be tax-free to the Avalon Fund shareholders.

     The information otherwise required to be set forth in this Statement of Additional Information is included in:

     o The Statement of Additional Information of the Eastern Point Fund, dated January 31, 2003 (the "Eastern Point Fund SAI");

     o The Statement of Additional Information of the Avalon Fund, dated February 1, 2003 (the "Avalon Fund SAI");

     o The Annual Report to Shareholders of the Eastern Point Fund for the year ended September 30, 2002 and the Semi-Annual Report to Shareholders of the Eastern Point Fund for the six months ended March 31, 2003 (the "Eastern Point Shareholder Reports"); and

     o The Annual Report to Shareholders of the Avalon Fund for the year ended September 30, 2002 and the Semi-Annual Report to Shareholders of the Avalon Fund for the six months ended March 31, 2003 (the "Avalon Shareholder Reports").

     The Eastern Point Fund SAI, the Avalon Fund SAI, the Eastern Point Shareholder Reports and the Avalon Shareholder Reports are incorporated by reference herein.

     A copy of the Proxy Statement/Prospectus, the Prospectus of the Eastern Point Fund, dated January 31, 2003, the Eastern Point Fund SAI and the Eastern Point Shareholder Reports may be obtained free of charge by writing to Investors Capital Corporation, 230 Broadway East, Suite 203, Lynnfield, Massachusetts
01940, or by calling 1-877-423-8637. A copy of the Prospectus of the Avalon Fund, dated February 1, 2003 (as supplemented), the Avalon Fund SAI and the Avalon Shareholder Reports may be obtained free of charge by writing to Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108, or by calling 1-800-568-7526.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
ADDITIONAL INFORMATION ABOUT EASTERN POINT TRUST AND THE
 EASTERN POINT FUND...........................................................3

ADDITIONAL INFORMATION ABOUT AVALON AND THE AVALON FUND.......................3

EXPERTS.......................................................................3

HISTORICAL FINANCIAL STATEMENTS...............................................3

PRO FORMA FINANCIAL STATEMENTS................................................5

              ADDITIONAL INFORMATION ABOUT EASTERN POINT TRUST AND
                             THE EASTERN POINT FUND

     For additional information about Eastern Point Trust and the Eastern Point Fund, please see the Eastern Point Fund SAI, which is incorporated by reference herein.

             ADDITIONAL INFORMATION ABOUT AVALON AND THE AVALON FUND

     For additional information about Avalon and the Avalon Fund, please see the Avalon Fund SAI, which is incorporated by reference herein.

                                     EXPERTS

     The audited financial statements of the Eastern Point Fund incorporated by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Dougherty, LLP, independent accountants of the Eastern Point Fund, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

     The audited financial statements of the Avalon Fund incorporated by reference into this Statement of Additional Information have been audited by McCurdy & Associates CPA's, Inc., independent auditors of the Avalon Fund, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving such report.

                         HISTORICAL FINANCIAL STATEMENTS

EASTERN POINT FUND

     The following audited historical financial statements and notes thereto of the Eastern Point Fund, together with the Report of Independent Accountants thereon, are incorporated herein by reference from the Eastern Point Fund's Annual Report to Shareholders for the year ended September 30, 2002:

     1. Statement of Assets and Liabilities for the Eastern Point Fund as of September 30, 2002;

     2. Statement of Operations for the Eastern Point Fund for the year ended September 30, 2002;

     3. Statements of Changes in Net Assets for the Eastern Point Fund for the years ended September 30, 2002 and September 30, 2001;

     4. Schedule of Investments of the Eastern Point Fund as of September 30, 2002;

     5. Financial Highlights for the Eastern Point Fund for the years ended September 30, 2002 and 2001 and for the period from October 19, 1999 (commencement of operations) through September 30, 2000; and

     6.   Notes to Financial Statements.

     The following unaudited historical financial statements and notes thereto of the Eastern Point Fund are incorporated herein by reference from the Eastern Point Fund's Semi-Annual Report to Shareholders for the six months ended March 31, 2003:

     1. Statement of Assets and Liabilities for the Eastern Point Fund as of March 31, 2003;

     2. Statement of Operations for the Eastern Point Fund for the six months ended March 31, 2003;

     3. Statement of Changes in Net Assets for the Eastern Point Fund for the six months ended March 31, 2003;

     4.   Schedule  of  Investments  of the  Eastern  Point Fund as of March 31,
          2003;

     5. Financial Highlights for the Eastern Point Fund as of and for the six months ended March 31, 2003; and

     6.   Notes to Financial Statements.

AVALON FUND

     The following audited historical financial statements and notes thereto of the Avalon Fund, together with the Report of Independent Auditors thereon, are incorporated herein by reference from the Avalon Fund's Annual Report to Shareholders for the year ended September 30, 2002:

     1. Statement of Assets and Liabilities for the Avalon Fund as of September 30, 2002;

     2. Statement of Operations for the Avalon Fund for the year ended September 30, 2002;

     3. Statements of Changes in Net Assets for the Avalon Fund for the years ended September 30, 2002 and September 30, 2001;

     4.   Schedule of Investments of the Avalon Fund as of September 30, 2002;

     5. Financial Highlights for the Avalon Fund for the years ended September 30, 2002, 2001 and 2000 and for the period from October 2, 1998 (commencement of operations) through September 30, 1999; and

     6.   Notes to Financial Statements.

     The following unaudited historical financial statements and notes thereto of the Avalon Fund are incorporated herein by reference from the Avalon Fund's Semi-Annual Report to Shareholders for the six months ended March 31, 2003:

     1. Statement of Assets and Liabilities for the Avalon Fund as of March 31, 2003;

     2. Statement of Operations for the Avalon Fund for the six months ended March 31, 2003;

     3. Statement of Changes in Net Assets for the Avalon Fund for the six months ended March 31, 2003;

     4.   Schedule of Investments of the Avalon Fund as of March 31, 2003;

     5. Financial Highlights for the Avalon Fund as of and for the six months ended March 31, 2003; and

     6.   Notes to Financial Statements.

                         PRO FORMA FINANCIAL STATEMENTS

     Set  forth  below  are  the  following   unaudited,   pro  forma  financial
statements:

     1. Unaudited Pro Forma Combining Statement of Assets and Liabilities for the Eastern Point Fund and the Avalon Fund as of March 31, 2003 (assuming the Reorganization had been consummated on such date);

     2. Unaudited Pro Forma Combining Statement of Operations for the Eastern Point Fund and the Avalon Fund for the year ended September 30, 2002 (assuming the Reorganization had been consummated on October 1, 2001);

     3. Unaudited Pro Forma Combining Statement of Operations for the Eastern Point Fund and the Avalon Fund for the six months ended March 31, 2003 (assuming the Reorganization had been consummated on October 1, 2002);

     4. Unaudited Pro Forma Combining Schedule of Investments of the Eastern Point Fund and the Avalon Fund as of March 31, 2003 (assuming the Reorganization had been consummated on such date); and

     5. Notes to Combining Pro Forma Financial Statements for the Eastern Point Fund and the Avalon Fund (Unaudited).

These unaudited pro forma financial statements should be read in conjunction with, and are qualified in their entirety by, the historical financial statements of the Eastern Point Fund and the Avalon Fund incorporated by reference into this Statement of Additional Information. These unaudited pro forma financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the Eastern Point Fund.

UNAUDITED PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES FOR
EASTERN POINT ADVISORS TWENTY FUND AND AVALON CAPITAL APPRECIATION FUND
AS OF MARCH 31, 2003                                                                                        Eastern Point
                                                          Eastern Point                                     Advisors Twenty
                                                            Advisors     Avalon Capital                     Fund Pro Forma
                                                          Twenty Fund   Appreciation Fund   Adjustments        Combined
                                                          -------------  ---------------   --------------   ---------------
ASSETS
Investments at cost                                        $ 5,566,519      $ 2,067,633      $         -       $ 7,634,152
-------------------------------------------------         -------------  ---------------   --------------   ---------------
Investments at value                                       $ 5,820,497      $ 2,241,847      $         -       $ 8,062,344
Cash                                                            87,350                -                             87,350
Receivables:                                                                                                             -
      Dividends & interest                                      10,300               82                -            10,382
      Capital stock sold                                           912              940                -             1,852
      Due from investment advisor (Note 4)                      13,027                -                -            13,027
Prepaid assets                                                   7,475                -                -             7,475
-------------------------------------------------         -------------  ---------------   --------------   ---------------
      TOTAL ASSETS                                           5,939,561        2,242,869                -         8,182,430
-------------------------------------------------         -------------  ---------------   --------------   ---------------
                                                                                                                         -
LIABILITIES                                                                                                              -
Accrued 12b-1 fees                                               6,710            1,871                -             8,581
Operating service fees due to Advisor                                -            2,679                -             2,679
Accrued expenses                                                23,586              160                -            23,746
-------------------------------------------------         -------------  ---------------   --------------   ---------------
     TOTAL LIABILITIES                                          30,296            4,710                -            35,006
-------------------------------------------------         -------------  ---------------   --------------   ---------------
                                                                                                                         -
NET ASSETS                                                 $ 5,909,265      $ 2,238,159      $         -       $ 8,147,424
=================================================         =============  ===============   ==============   ===============

   At March 31, 2003 components of net assets are:
   Paid in capital                                         $ 9,873,241      $ 6,783,300      $         -       $16,656,541
   Accumulated net investment loss                            (134,523)         (33,394)               -          (167,917)
   Accumulated net realized loss on investments             (4,083,431)      (4,685,961)               -        (8,769,392)
   Net unrealized appreciation of investments                  253,978          174,214                -           428,192
                                                          -------------  ---------------   --------------   ---------------
-------------------------------------------------
   Net Assets                                              $ 5,909,265      $ 2,238,159      $         -       $ 8,147,424
=================================================         =============  ===============   ==============   ===============


Class A Shares
  Net Assets                                               $ 5,360,546              N/A                        $ 5,360,546
  Shares authorized ($.001 par value)                        unlimited                                           unlimited
  Shares issued and outstanding                                619,564                                             619,564
  Net asset value and redemption price per share
    ($5,360,546 / 619,564 shares outstanding)              $      8.65                                         $      8.65
                                                                                                            ===============
   Maximum offering price per share
    ($8.65 X 100/94.25 )                                   $      9.18                                         $      9.18
                                                                                                            ===============


Class C Shares
  Net Assets                                               $   548,719              N/A      $ 2,238,159       $ 2,786,878
  Shares authorized ($.001 par value)                        unlimited                                           unlimited
  Shares issued and outstanding                                 68,818                           280,853           349,671
  Net asset value, offering and redemption price per share
   ($548,719/ 68,818 shares outstanding)                   $      7.97                                         $      7.97
                                                                                                            ===============


Avalon Fund Shares
  Net Assets                                                       N/A      $ 2,238,159      $(2,238,159)                -
  Shares authorized ($.001 par value)                                       100,000,000                                  -
  Shares issued and outstanding                                                 403,553         (403,553)                -
  Net asset value and redemption price per share                                                                         -
    ($2,238,159 / 403,553 shares outstanding)                               $      5.55                                  -
   Maximum offering price per share                                                                                      -
    ($5.55 X 100/95.25 )                                                    $      5.83                                  -

See Notes to Financial Statements

UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS FOR
EASTERN POINT ADVISORS TWENTY FUND AND AVALON CAPITAL APPRECIATION FUND
FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                                                                                             Eastern Point
                                                               Eastern Point                                 Advisors Twenty
                                                                 Advisors     Avalon Capital                 Fund Pro Forma
                                                               Twenty Fund  Appreciation Fund  Adjustments      Combined
                                                               -------------  -------------    -----------   --------------
INVESTMENT INCOME
      Dividend income                                            $    46,298    $    27,349                    $    73,647
      Interest income                                                 2,586           2,953                          5,539
                                                               -------------  --------------   -----------   --------------
           Total income                                              48,884          30,302             -           79,186
                                                               -------------  --------------   -----------   --------------

EXPENSES
      Investment advisory fees (Note 4)                             125,553          16,821        33,642 [1]      176,016
      12b-1 fees - Class A (Note 5)                                  18,834                                         18,834
      12b-1 fees - Class C (Note 5)                                   8,367          33,642                         42,009
      Recordkeeping and administrative services                      68,493          48,782       (48,782)[2]       68,493
      Legal and audit fees                                           11,000                                         11,000
      Transfer agent fees                                           165,066                                        165,066
      Custodian and accounting fees                                  52,800                                         52,800
      Registration                                                   29,623                                         29,623
      Miscellaneous                                                  18,930                                         18,930
                                                               -------------  --------------   -----------   --------------
        Total expenses                                              498,666          99,245       (15,140)         582,771
      Management fee waiver and reimbursed expenses (Note 4)        (73,893)              -        73,893 [3]            -
        Net expenses                                                424,773          99,245        58,753          582,771
                                                               -------------  --------------   -----------   --------------

      Net investment loss                                          (375,889)        (68,943)      (58,753)        (503,585)
                                                               -------------  --------------   -----------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized loss on investments                                (546,559)     (1,003,786)            -       (1,550,345)
   Net increase in unrealized appreciation on investments           933,578         370,170             -        1,303,748
                                                               -------------  --------------   -----------   --------------
   Net loss on investments                                          387,019        (633,616)            -         (246,597)
                                                               -------------  --------------   -----------   --------------
   Net decrease in net assets resulting from operations          $   11,130     $  (702,559)     $(58,753)     $  (750,182)
                                                               =============  ==============   ===========   ==============

[1] - Increase in advisory fees reflects the higher fee charged by the Eastern Point Advisors Twenty Fund's investment advisor, Eastern Point Advisors, Inc.(EPA), pursuant to the Investment Advisory Agreement between EPA and the EPA Twenty Fund. See Note 4.

[2] - Adjustment to recordkeeping and administrative services reflect the elimination of duplicative costs.

[3] - Adjustment to fee waivers reflects the voluntary expense limitation of the Eastern Point Advisors Twenty Fund. See Note 4.

UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS FOR
EASTERN POINT ADVISORS TWENTY FUND AND AVALON CAPITAL APPRECIATION FUND
FOR THE SIX MONTHS ENDED MARCH 31, 2003
                                                                                                              EPA Twenty
                                                                   EPA        Avalon Capital                 Fund Pro Forma
                                                               Twenty Fund  Appreciation Fund  Adjustments      Combined
                                                               -------------  --------------   -----------   --------------
INVESTMENT INCOME
      Dividend income                                            $   32,836     $     2,485                    $    35,321
      Interest income                                                   159             385                            544
                                                               -------------  --------------   -----------   --------------
           Total income                                              32,995           2,870             -           35,865
                                                               -------------  --------------   -----------   --------------

EXPENSES
      Investment advisory fees (Note 4)                              49,530           6,146        12,292 [1]       67,968
      12b-1 fees - Class A (Note 5)                                   7,519                                          7,519
      12b-1 fees - Class C (Note 5)                                   2,970          12,293                         15,263
      Recordkeeping and administrative services                      15,145          17,825       (27,019)[2]        5,951
      Legal and audit fees                                            5,742                                          5,742
      Transfer agent fees                                            78,431                       (45,135)[3]       33,296
      Custodian and accounting fees                                  36,088                                         36,088
      Shareholder servicing and reports                               4,717                                          4,717
      Registration                                                   13,608                                         13,608
      Miscellaneous                                                   2,569                                          2,569
                                                               -------------  --------------   -----------   --------------
        Total expenses                                              216,319          36,264       (59,862)         192,721
      Management fee waiver and reimbursed expenses (Note 4)        (48,801)              -        48,801 [4]            -
        Net expenses                                                167,518          36,264       (11,061)         192,721
                                                               -------------  --------------   -----------   --------------

      Net investment loss                                          (134,523)        (33,394)       11,061         (156,856)
                                                               -------------  --------------   -----------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized loss on investments                                (593,845)       (329,761)            -         (923,606)
   Net increase in unrealized appreciation on investments           431,125         129,063             -          560,188
                                                               -------------  --------------   -----------   --------------
   Net loss on investments                                         (162,720)       (200,698)            -         (363,418)
                                                               -------------  --------------   -----------   --------------
   Net decrease in net assets resulting from operations          $ (297,243)    $   (234,092)    $  11,061     $   (520,274)
                                                               =============  ==============   ===========   ==============

[1] - Increase in advisory fees reflects the higher fee charged by the Eastern Point Advisors Twenty Fund's investment advisor, Eastern Point Advisors, Inc.(EPA), pursuant to the Investment Advisory Agreement between EPA and the EPA Twenty Fund. See Note 4.

[2] - Adjustment to recordkeeping and administrative services reflect the elimination of duplicative costs and adjustment to the aquiring Fund's current service provider's fee structure. The EPA Fund changed service providers in December 2002.

[3] - Decrease reflects conversion costs incurred by the EPA Fund when the EPA Fund changed service providers in December 2002. Such costs are not reflective of ongoing operations.

[4] - Adjustment to fee waivers reflects the voluntary expense limitation of the Eastern Point Advisors Twenty Fund. See Note 4.

UNAUDITED PRO FORMA COMBINING SCHEDULE OF INVESTMENTS FOR
EASTERN POINT ADVISORS TWENTY FUND AND AVALON CAPITAL APPRECIATION FUND
AS OF MARCH 31, 2003

                Avalon      EPA Twenty                                                                         Eastern Point
                Capital        Fund                                           Eastern Point   Avalon Capital  Advisors Twenty
   EPA       Appreciation   Pro Forma                                           Advisors       Appreciation   Fund Pro Forma
Twenty Fund      Fund        Combined                                          Twenty Fund        Fund           Combined
  Shares        Shares        Shares      Security Description                    Value           Value          Value (A)
-----------   -----------  -------------  --------------------------------     -------------   ------------    -------------
                                          COMMON STOCK -          97.27%  (p)
     8,000                        8,000   Abbott Labs                               300,880                         300,880
     9,000                        9,000   Ace Ltd.                                  260,550                         260,550
                   2,580          2,580   Amazon, Inc.                                              67,157           67,157
     6,500                        6,500   American International                    321,425                         321,425
                   2,991          2,991   American Power Conversion Corp.                           42,592           42,592
                   1,535          1,535   Apollo Group, Inc. Class A *                              76,596           76,596
    10,000                       10,000   Arthur J. Gallagher                       245,500                         245,500
                   1,960          1,960   Artisan Components, Inc.                                  31,676           31,676
                   1,819          1,819   Avid Technology, Inc.                                     40,273           40,273
    10,000                       10,000   Biovail Corporation*                      398,700                         398,700
    20,000                       20,000   BJ Wholesale Club*                        226,000                         226,000
                   5,073          5,073   BMC Software, Inc.                                        76,552           76,552
     6,800                        6,800   Brown & Brown                             212,908                         212,908
                   1,480          1,480   Celgene Corp.                                             38,598           38,598
                     845            845   Chiron Corp.                                              31,687           31,687
                   2,865          2,865   Citrix Systems, Inc.                                      37,703           37,703
                   2,040          2,040   Claire's Stores, Inc.                                     48,164           48,164
                   2,975          2,975   Coach, Inc. *                                            114,032          114,032
                     860            860   Cognizant Technology Solutions Corp.                      57,921           57,921
     6,500                        6,500   Comerica                                  246,220                         246,220
                   1,975          1,975   Corinthian Colleges, Inc. *                               78,013           78,013
                     970            970   Countrywide Credit Industries                             55,775           55,775
                   3,180          3,180   Cray, Inc.                                                21,052           21,052
     9,500                        9,500   Dollar Tree Stores*                       189,050                         189,050
                     900            900   Ebay, Inc.                                                76,761           76,761
                   1,530          1,530   Echostar Communication Corp.                              44,186           44,186
     3,100                        3,100   First Tennessee National                  123,101                         123,101
                   3,835          3,835   Fossil, Inc. *                                            66,039           66,039
                   2,355          2,355   Fox Entertainment Group, Inc.                             62,808           62,808
    12,000                       12,000   General Electric                          306,000                         306,000
                   1,790          1,790   Genzyme Corp                                              65,246           65,246
    11,000                       11,000   Graco Inc.                                309,100                         309,100
    13,000                       13,000   Gtech Holdings                            424,580                         424,580
     8,000                        8,000   H & R Block, Inc.                         341,520                         341,520
                   2,860          2,860   Halliburton Co.                                           59,288           59,288
                     730            730   Harman International Industries, Inc.                     42,756           42,756
    12,000                       12,000   Home Depot                                292,320                         292,320
                   2,383          2,383   Immucor, Inc.                                             52,188           52,188
                   1,330          1,330   Inamed corp.                                              47,574           47,574
                   3,142          3,142   Interdigital Communication Corp.                          71,113           71,113
                   1,355          1,355   J2 Global Communications, Inc.                            38,604           38,604
                   1,905          1,905   Jarden Corp. *                                            49,530           49,530
     4,000                        4,000   Johnson Controls Inc.                     289,760                         289,760
     5,000                        5,000   Lincare Holdings*                         153,450                         153,450
     5,400                        5,400   Liz Claiborne                             166,968                         166,968
    21,000                       21,000   McDonalds                                 303,660                         303,660
     1,140                        1,140   MDC Holdings, Inc.                         43,753                          43,753
                   1,450          1,450   Medtronic, Inc.                                           65,424           65,424
                   4,455          4,455   Nextel Communication, Inc.                                59,652           59,652
     9,000                        9,000   Nuveen Investments Inc "A"                201,150                         201,150
                   2,225          2,225   Pharmaceutical Product Development                        59,743           59,743
                   1,337          1,337   Pixar, Inc.                                               72,305           72,305
    15,000                       15,000   Schering Plough                           267,450                         267,450

                                       10

UNAUDITED PRO FORMA COMBINING SCHEDULE OF INVESTMENTS FOR
EASTERN POINT ADVISORS TWENTY FUND AND AVALON CAPITAL APPRECIATION FUND
AS OF MARCH 31, 2003

                Avalon      EPA Twenty                                                                         Eastern Point
                Capital        Fund                                           Eastern Point   Avalon Capital  Advisors Twenty
   EPA       Appreciation   Pro Forma                                           Advisors       Appreciation   Fund Pro Forma
Twenty Fund      Fund        Combined                                          Twenty Fund        Fund           Combined
  Shares        Shares        Shares      Security Description                    Value           Value          Value (A)
-----------   -----------  -------------  --------------------------------     -------------   ------------    -------------
                     410            410   SLM Corp.                                                 45,477           45,477
                   1,955          1,955   Storage Technology Corp.                                  39,530           39,530
                   1,015          1,015   Stryker Corp.                                             69,680           69,680
                   7,361          7,361   Tivo, Inc.                                                37,688           37,688
     3,400                        3,400   United Technologies                       196,452                         196,452
                   1,116          1,116   Varian Medical Systems, Inc. *                            60,186           60,186
                   4,245          4,245   Western Digital Corp.                                     38,460           38,460
                   2,592          2,592   Yahoo, Inc.                                               62,260           62,260
                                                                               -------------   ------------    -------------

                                          TOTAL COMMON STOCK                      5,820,497      2,104,289        7,924,786
                                          (cost $7,496,594)                    -------------   ------------    -------------

                                          SHORT-TERM INVESTMENTS - 1.69% (p)              -        137,558          137,558
                                                                               -------------   ------------    -------------

                                          Evergreen Money Market Trust CL I, 0.77%**
                                          (cost $137,558)

                                          TOTAL INVESTMENTS - 98.96% (p)          5,820,497      2,241,847        8,062,344
                                          (cost $7,634,152)                    -------------   ------------    -------------

                                          OTHER ASSETS, LESS LIABILITIES - 1.04% (p) 88,768         (3,688)          85,080
                                                                               -------------   ------------    -------------

                                          TOTAL NET ASSETS - 100% (p)           $ 5,909,265    $ 2,238,159      $ 8,147,424
                                                                               =============   ============    =============

                                          *   Non-incoming producing
                                          **  Variable rate money market fund; interest rate reflects yield at March 31, 2003.

                                          (p) This percentage represents a percentage of the pro forma combined net assets of the surviving fund.

                                          (A) - As of March 31, 2003 all of the  portfolio  securites of the Avalon  Capital
                                                Appreciation Fund were eligible for investment by the Eastern Point Advisors
                                                Twenty Fund. The Advisor of the surviving Fund will determine the securities that remain in the portfolio.

See notes to financial statements

              NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS OF
                   THE EASTERN POINT ADVISORS TWENTY FUND AND
                      THE AVALON CAPITAL APPRECIATION FUND

                           MARCH 31, 2003 (UNAUDITED)


NOTE 1-ORGANIZATION AND BASIS OF COMBINATION
--------------------------------------------

     Eastern Point Advisors Fund Trust, formerly, Investors Capital Funds Trust, (the "Trust"), was organized as a Delaware business trust on July 14, 1999 and is registered under the Investment company Act of 1940, as amended, (the "1940 Act"), as a non-diversified, open-end management investment company. The Trust currently consists of one non-diversified series, the Eastern Point Advisors Twenty Fund (the "EPA Fund"). The Avalon Fund of Maryland, Inc. (the "Company") was incorporated under the laws of the state of Maryland on March 17, 1998, and consists solely of The Avalon Capital Appreciation Fund (the "Avalon Fund"). The Company is registered as an open-end diversified management investment company of the series type under the 1940 Act.

     The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Fund currently offers two Classes of shares ("Class A" and "Class C"). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

     The unaudited pro forma combined Statements of Assets and Liabilities, Statement of Operations and Schedule of Investments reflect the accounts of the EPA Fund and the Avalon Fund as if the proposed reorganization occurred as of and for the six months ended March 31, 2003. These statements have been derived from each fund's semi-annual report to shareholders for the six months ended March 31, 2003. The EPA Fund will be the accounting survivor of the reorganization.

     The reorganization involves the transfer of substantially all of the assets and stated liabilities of the Avalon Fund to the EPA Fund in exchange for shares of beneficial interest of the EPA Fund and the pro rata distribution of such shares of the EPA Fund to the shareholders of the Avalon Fund, as provided in the Plan of Reorganization. Shareholders of the Avalon Fund would receive Class C shares of the EPA Fund. The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Avalon Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

NOTE 2- SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------

     The EPA Fund seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a group of 20-30 common stocks. Due to the inherent risk in any investment program, the EPA Fund cannot ensure that its investment objectives will be realized. The Avalon Fund's investment strategy is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. SECURITY VALUATION. The Funds determine net asset value per share (NAV) each business day at the close of regular trading on the New York Stock Exchange. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The equity securities of the Funds listed or traded on a stock exchange are valued at the last sale prices on its principal exchange. If no sale price is reported, the last bid price is used. Securities traded over-the-counter are priced at the last available bid price. The Funds may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees if market quotations are not readily available , or if in the opinion of the Advisors any quotation of market price is not representative of the true market value.

     B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

     C. FEDERAL INCOME TAXES. The Funds will distribute substantially all net investment income and long-term capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. It is the policy of the Funds to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax to the Fund. Therefore, no Federal income or excise tax provision is required.

     D. DISTRIBUTIONS TO SHAREHOLDERS. Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. The difference between book and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The cumulative timing difference under ordinary income and capital loss carryover is due to post October losses.

NOTE 3-SERVICE PROVIDERS
------------------------

     Eastern Point Advisors, Inc. will continue to serve as the EPA Fund's investment advisor after the reorganization. Investors Capital Corporation will continue to serve as the EPA Fund's distributor after the reorganization. Brown Brothers Harriman & Company will continue to serve as the custodian to the EPA Fund after the reorganization. Fund Services, Inc. will continue to serve as the transfer agent to the EPA Fund after the reorganization.

NOTE 4-INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------

     Each of the Funds has entered into an agreement with its investment advisor, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     Eastern Point Advisors, Inc. serves as the EPA Fund's Advisor. Pursuant to the terms of the Investment Advisory Agreement, Eastern Point Advisors shall have full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its services Eastern Point Advisors receives, on a monthly basis, an investment advisory fee calculated at the annual rate of 1.50% of the Fund's average daily net assets.

     Eastern Point Advisors has also voluntarily agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund's annual operating expenses for Class C shares will not exceed 5.75% of the average daily net assets of the Class C shares. The waiver may be terminated by Eastern Point Advisors at any time. For the six months ended March 31, 2003, the advisor waived fees of $35,774 and reimbursed expenses of $13,027. As of March 31, 2003, the EPA Fund was owed $13,027 from the Advisor.

NOTE 5-DISTRIBUTION PLANS AND OTHER TRANSACTIONS WITH AFFILIATES
----------------------------------------------------------------

     Investors Capital Corporation ("ICC") (the "Distributor"), serves as the EPA Fund's principal distributor pursuant to a Distribution Agreement. The Distributor is an affiliate of Eastern Point Advisors.

     BROKER COMMISSIONS - The EPA Fund intends to place substantially all of its securities transactions through their affiliated Distributor in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. Eastern Point Advisors may also use non-affiliated brokers to execute portfolio transactions on behalf of the EPA Fund. The Distributor provides brokerage services to the EPA Fund. For the six months ended March 31, 2003, the EPA Fund incurred $37,780 in brokerage commissions with ICC.

     During the six months ended March 31, 2003, ICC received underwriting fees of $551 and also retained dealer's commission of $39,280 in connection with the EPA Fund's capital shares. Certain officers and Trustees of the EPA Fund are affiliated persons of the EPA Advisor and the Distributor. No officer, Trustee or employee of the EPA Advisor, CSS, PFPC Inc., or any affiliate thereof, received any compensation from the Trust for serving as an officer or Trustee of the Trust.

     EPA FUND CLASS A - The Class A shares of the EPA Fund have adopted a Rule 12b-1 Distribution Plan (the "Class A Plan") pursuant to Rule 12(b)-1 under the 1940 Act. The Class A Plan provides that the EPA Fund will compensate the Distributor for payments to dealers or others with a distribution fee at the rate of 0.25% per annum of the average daily net assets of the Class A shares of the Fund. The fees payable under the Class A Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the EPA Fund's shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the EPA Fund's Class A shares, payments made for the preparation, printing and distributing advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the EPA Fund.

     EPA FUND CLASS C - The Class C shares of the EPA Fund have also adopted a Rule 12b-1 Distribution Plan (the "Class C Plan") pursuant to Rule 12(b)-1 under the 1940 Act. The Class C Plan provides that the EPA Fund will compensate the Distributor for payments to dealers or others with a distribution fee at the rate of 0.75% per annum of the average daily net assets of the Class C shares of the EPA Fund. The fees payable under the Class C Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the EPA Fund's shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the EPA Fund's Class C shares, payments made for the preparation, printing and distributing advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the EPA Fund.

     The Class C Plan also provides that the EPA Fund will compensate the Distributor with a servicing fee at the rate of .25% per annum of the average daily net assets of the Class C shares of the EPA Fund. The servicing fee shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the EPA Fund's Class C shareholders.

     An officer of the Trust is also an officer of the Distributor and has more than 25% ownership interest in both Eastern Point and the Distributor.

NOTE 6-CAPITAL SHARES
---------------------

     The share reconciliation includes a decrease in the combined shares outstanding due to the fact that, at March 31, 2003, the net asset value per share of the EPA Fund, Class C ($7.97) was higher than the net asset value of the Avalon Fund ($5.55). The pro forma number of shares outstanding consists of the following:

                                      SHARES OUTSTANDING AT       ADDITIONAL SHARES ISSUED      PRO FORMA SHARES AT
                                         MARCH 31, 2003             IN THE REORGANIZATION         MARCH 31, 2003
                                         --------------             ---------------------         --------------
The EPA Fund Class C                         68,818                        280,853                    349,671

NOTE 7-MERGER COSTS
-------------------

     Each Fund will bear its own expenses incurred in connection with the reorganization, including any legal and accounting and financial advisers' fees. However, the Funds' advisers have agreed to pay the costs, fees and expenses of filing the Registration Statement, printing and mailing the Proxy Statement/Prospectus and related proxy materials, soliciting the approval of the Avalon Fund shareholders and conducting the meeting, and to pay the legal and accounting fees incurred by the Company and the Trust in connection with the reorganization.

                       EASTERN POINT ADVISORS FUNDS TRUST

                       EASTERN POINT ADVISORS TWENTY FUND


Part C.   Other Information

Item 15.  Indemnification
          ---------------

          The Registrant's Trust Instrument (Article IX, Section 2) limits the liabilities of Trustees to that of gross negligence and, in the event a Trustee is sued for his or her activities concerning the Registrant, the Registrant will indemnify that Trustee to the fullest extent permitted by Section 3817 Chapter 38 of Title 12 of the Delaware Code, except if a Trustee engages in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          The Registrant maintains Errors and Omissions insurance with Trustees and Officers liability coverage.

Item 16.  Exhibits
          --------

     See Exhibit Index following the Signature Page of this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 17.  Undertakings
          ------------

     (1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registrant statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     Registrant undertakes that it will file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Lynnfield, and Commonwealth of Massachusetts, on the 17th day of July, 2003.

                                    EASTERN POINTS ADVISORS FUNDS TRUST

                                    By: /s/ Theodore E. Charles
                                        ----------------------------------------
                                            Theodore E. Charles, Chairman, Chief
                                            Executive Officer and President

     As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on this 17th day of July, 2003 by the following persons in the capacities indicated.

SIGNATURE                               TITLE

/s/ Theodore E. Charles                 Chairman, Chief Executive Officer,
-----------------------------           President and Trustee (Principal
Theodore E. Charles                     Executive Officer)

/s/ Timothy B. Murphy                   Treasurer and Trustee (Principal
-----------------------------           Financial and Accounting Officer)
Timothy B. Murphy

/s/ Robert T. Martin                    Trustee
-----------------------------
Robert T. Martin

                                        Trustee
-----------------------------
John S. Rando, Jr.

                                        Trustee
-----------------------------
Arthur E. Stickney

                            EASTERN POINT FUNDS, INC.

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM N-14

                                                                                                           FILED
   EXHIBIT                                                                                                 FILED
    NUMBER                  DESCRIPTION                          INCORPORATED BY REFERENCE                HEREWITH
    ------                  -----------                          -------------------------                --------
    (1)(a)      Trust Instrument                      Incorporated herein by reference to Exhibit
                                                      No. 23(a) to the Registrant's Initial
                                                      Registration Statement on Form N-1A (1933 Act
                                                      Reg. No. 333-83951; 1940 Act File No. 811-09497)
                                                      (the "N-1A Registration") filed with the SEC on
                                                      July 29, 1999.

    (1)(b)      Certificate of Trust                  Incorporated herein by reference to Exhibit
                                                      No. 23(a)(1) to the Registrant's N-1A
                                                      Registration filed with the SEC on July 29, 1999.

     (2)        By-Laws                               Incorporated herein by reference to Exhibit
                                                      No. 23(b) to the Registrant's N-1A Registration
                                                      filed with the SEC on July 29, 1999.

     (3)        None

     (4)        Agreement and Plan of                 Incorporated herein by reference to Appendix A
                Reorganization, dated June 19,        attached to the Proxy Statement/Prospectus
                2003, by and between The Avalon       included as a part of this Registration
                Fund of Maryland, Inc. (on behalf     Statement on Form N-14.
                of the Avalon Capital
                Appreciation Fund) and the
                Registrant (on behalf of the
                Eastern Point Advisers Twenty
                Fund)

     (5)        None

     (6)        Investment Advisory Contract          Incorporated herein by reference to Exhibit
                                                      No. 23(d) to Pre-Effective Amendment No. 2 to
                                                      the N-1A Registration filed with the SEC on
                                                      October 15, 1999.

     (7)        Distribution Agreement                Incorporated herein by reference to Exhibit
                                                      No. 23(e) to Pre-Effective Amendment No. 2 to
                                                      the N-1A Registration filed with the SEC on
                                                      October 15, 1999.

     (8)        None

     (9)        Custody Agreement                     Incorporated herein by reference to Exhibit
                                                      No. 23(g) to Post-Effective Amendment No. 3 to
                                                      the Registrant's N-1A Registration filed with
                                                      the SEC on January 31, 2003.

                                      C-3

                                                                                                           FILED
   EXHIBIT                                                                                                 FILED
    NUMBER                  DESCRIPTION                          INCORPORATED BY REFERENCE                HEREWITH
    ------                  -----------                          -------------------------                --------
     (10)       Rule 12b-1 Plan                       Incorporated by reference to Exhibit No. 23(m)
                                                      to Pre-Effective Amendment No. 2 to the
                                                      Registrant's N-1A Registration filed with the
                                                      SEC on October 15, 1999.

   (10)(b)      Rule 18f-3 Plan                       Incorporated herein by reference to Exhibit
                                                      No. 23(o) to Pre-Effective Amendment No. 2 to
                                                      the Registrant's N-1A Registration filed with
                                                      the SEC on October 15, 1999.

     (11)       Opinion of Counsel regarding the                                                             X
                legality of securities being
                registered, including a Consent
                of Counsel

     (12)       Form of Opinion of Counsel                                                                   X
                regarding certain tax matters and
                consequences to shareholders,
                including a Consent of Counsel

   (13)(a)      Administrative Services Agreement     Incorporated herein by reference to Exhibit
                                                      No. 23(h)(1)(a) to Post-Effective Amendment
                                                      No. 3 to the Registrant's N-1A Registration
                                                      filed with the SEC on January 31, 2003.

   (13)(b)      Transfer Agency Agreement             Incorporated by reference herein to Exhibit
                                                      No. 23(h)(2)(a) to Post-Effective Amendment
                                                      No. 3 to the Registrant's N-1A Registration
                                                      filed with the SEC on January 31, 2003.

   (13)(c)      Accounting Agreement                  Incorporated herein by reference to Exhibit
                                                      No. 23(h)(3)(a) to Post-Effective Amendment
                                                      No. 3 to the Registrant's N-1A Registration
                                                      filed with the SEC on January 31, 2003

   (14)(a)      Consent of Independent Public
                Accounts (Briggs Bunting &
                Dougherty, LLP)                                                                              X

   (14)(b)      Consent of Independent Public
                Accountants (McCurdy & Associates
                CPA's Inc.)                                                                                  X

     (15)       None

     (16)       Power of Attorney                                                                            X

     (17)       Form of Proxy                                                                                X